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                                                                 EXHIBIT 10.12

                   DEVELOPMENT, LICENSE AND HOSTING AGREEMENT

         THIS DEVELOPMENT, LICENSE AND HOSTING AGREEMENT (this "Agreement") is made as of March, 8, 2002 (the "Effective Date"), by and between Northwest Airlines, Inc., a Minnesota corporation with its principal offices in Eagan, Minnesota ("Airline"), and Orbitz LLC, a Delaware limited liability company with offices in Chicago, Illinois ("Orbitz").

1.       DEFINITIONS

         The terms defined in this Section or elsewhere in this Agreement may be used in the singular or plural, as the context requires.

         1.1 "AFFILIATE" means, with respect to any entity, any other entity directly or indirectly controlling or controlled by, or under common control with, such entity. For purposes of this definition, "control" (including the terms "controlled by" and "under common control with") means the power, directly or indirectly, to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract, or otherwise.

         1.2 "AFFILIATE AIRLINES" means air carriers or other business entities with which Airline has a formal Code Sharing, marketing, or other cooperative agreement, and specifically includes KLM Royal Dutch Airlines and Continental Airlines. "Affiliate Airlines" also includes Airline's corporate parent and any subsidiaries of Airline or its corporate parent, and specifically includes any commuter airline partner of Airline that carries the "Airlink" designation.

         1.3 "AIRLINE INFORMATION" means booking information and other personally identifiable information supplied by Airline customers to Orbitz and any other trade secret, proprietary or confidential information supplied by Airline to Orbitz under this Agreement.

         1.4 "AIRLINE-SPECIFIC SOFTWARE" means the presentation and business logic/application layer of the Orbitz Software and user databases, as more fully defined in Exhibit A attached hereto, that will be made available to Airline pursuant to the terms of this Agreement. The Airline-Specific Software will not include any booking engine functionality.

         1.5 "CHANGE REQUEST" means the form set forth as Exhibit B that will be used to request any modification of or addition to the Core Software, the Airline-Specific Software, or the Services obligations.

         1.6 "CLAIM" means a third-party claim, demand, proceeding, suit or action.

         1.7 "CODE SHARING" means the industry practice whereby the Airline markets flights that are not operated by the Airline but which can be sold, confirmed and ticketed under the Airline's code, which is processed in the same way as a flight that is operated and marketed by the Airline.

         1.8 "COMPETITOR" means any passenger or cargo air transportation carrier.

         1.9 "CONFIDENTIAL INFORMATION" has the meaning given to that term in Exhibit G.

         1.10 "CORE SOFTWARE" means the booking engine component of the Orbitz Software, as more fully defined in Exhibit A attached hereto, that will be made available to Airline pursuant to the terms of this Agreement.


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         1.11     "CUSTOM MATERIAL" shall have the meaning ascribed in Section
9.3 herein.

         1.12 "DEVELOPMENT COMPLETION DATE" means the mutually agreed upon date for the completion of the Pre-Launch Development Services.

         1.13 "DOCUMENTATION" means the technical materials and support documentation that Orbitz delivers to Airline related to the use and operation of the Orbitz Software.

         1.14 "HOSTING AND SUPPORT FEE" means the fee set forth in Exhibit D that Airline will pay to Orbitz in consideration for the Hosting and Support Services. The Parties acknowledge and agree that the Hosting and Support Fees for Hosting and Support Services shall not be separately billed but are included in the transaction fees set forth in Exhibit D.

         1.15 "HOSTING AND SUPPORT SERVICES" means the hosting, operation, maintenance and support services that Orbitz will provide to Airline, either directly or though Subcontractors, pursuant to this Agreement. Maintenance services shall include all Updates to the Orbitz Software.

         1.16 "LAUNCH DATE" means such mutually agreed upon date when the Website will be made available to Airline customers, which will in no event be more than 30 days following the Development Completion Date.

         1.17 "LOSS" means any liability, obligation, loss, damage, deficiency, penalty, tax, levy, fine, judgment, settlement, cost, charge, expense, legal fee and disbursement, or accountants' fee disbursement.

         1.18 "MATERIAL SERVICE LEVEL FAILURE" means the Monthly System Availability Commitment (as defined in Exhibit F attached hereto) is missed by five percent (5%) for any two consecutive calendar month period.

         1.19 "ORBITZ SOFTWARE" means the computer programs owned by Orbitz, including the Airline-Specific Software and the Core Software and any Updates thereto, that Orbitz makes available to Airline during the term of this Agreement. "Orbitz Software" is more fully defined in Exhibit A attached hereto.

         1.20 "OTHER AIRLINES" means any airline other than Airline or Affiliate Airlines.

         1.21 "PRE-LAUNCH DEVELOPMENT FEE" means the fee set forth in Exhibit D that Airline will pay to Orbitz in consideration for the Pre-Launch Development Services.

         1.22 "PRE-LAUNCH DEVELOPMENT SERVICES" means the development and migration services that Orbitz will provide to Airline, either directly or through Subcontractors, pursuant to this Agreement.

         1.23 "PROJECT MANAGERS" means the dedicated employees of Airline and Orbitz, or their replacements, who will manage specific projects under this Agreement.

         1.24 "RELATIONSHIP MANAGERS" means the senior-level Airline and Orbitz employees identified in Exhibit E, or their replacements, who will manage the relationship between Airline and Orbitz and will serve as the single point of contact within either party responsible for communications and problem resolution.


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         1.25     "SCHEDULE" means the timetable for performing and completing the Pre-Launch Development Services, as set forth in Exhibit C.

         1.26 "SERVICES" means the Pre-Launch Development Services, the Hosting and Support Services and any other services that Orbitz agrees to provide to Airline under this Agreement (including any Change Request hereunder).

         1.27 "SPECIFICATIONS" means the functional and technical specifications of the Orbitz Software, as set forth in Exhibit A. The Specifications will include a detailed description of the Services and Orbitz Software, a performance schedule (including all major deliverables and milestones), Airline and Orbitz responsibilities in conjunction with the performance of the Services and delivery of the Orbitz Software, and any applicable Service Acceptance Criteria or Service Levels. In addition, the Specifications may include items such as account and project management requirements, performance reporting and any other special provisions or requirements related to the Services and/or Orbitz Software.

         1.28 "SUBCONTRACTORS" means the subcontractors that Orbitz engages to provide Services under this Agreement.

         1.29     "TERM" has the meaning given to that term in Section 16.

         1.30 "THIRD PARTY COMPONENTS" means any third party software or hardware that Orbitz may use to provide the Services.

         1.31 "TICKET" means an airline passenger itinerary (in the itinerary portion of a passenger name record (PNR)) ticketed to a customer of Airline, an Affiliate Airline, and/or Other Airlines and associated with a reservation made through the Website for air transportation on Airline's flights or Code Sharing flights or Other Airline flights, but not including any refunded or exchanged Tickets. All Tickets shall be in electronic form except as expressly agreed by the parties in writing. For clarification purposes: (i) one passenger on a one-way or round-trip direct flight shall be counted as one issued Ticket, (ii) one passenger on a one-way or round-trip connecting flight shall be counted as one issued Ticket, (iii) one passenger on a one-way or round-trip combination of direct and or connecting flights shall be counted as one issued Ticket and (iv) multiple passengers within the same PNR constitute multiple Tickets.

         1.32 "UPDATES" means any fix, correction, modification, upgrade, enhancement or other change to the Orbitz Software that Orbitz makes generally available, from time to time, during the Term.

         1.33 "WEBSITE" means a website operating in conjunction with the Orbitz Software that conforms with the requirements set forth in the Specifications and which is used primarily for the specific purpose of selling Airline's, Airline Affiliate's and/or Other Airline inventory to the public.

2.       GENERAL

         2.1 ENGAGEMENT. Orbitz hereby agrees to provide Airline, and Airline hereby agrees to receive from Orbitz, the Pre-Launch Development Services and the Hosting and Support Services, pursuant to the terms and conditions of this Agreement. Orbitz will use its commercially reasonable efforts to provide Airline with dedicated resources to provide the Pre-Launch Development Services upon the Effective Date of this Agreement. Orbitz will commence performance of the Hosting and Support Services upon the Launch Date.


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         2.2      SUBCONTRACTORS. Orbitz may subcontract its performance of the
Services to one or more Subcontractors, upon thirty (30) days' prior written notice to Airline. Airline may object to use of such Subcontractor by providing written notice to Orbitz within ten (10) days of receipt of notice from Orbitz that it intends to use such Subcontractor. In such event, the Relationship Managers will meet to resolve any issue related to such Subcontractor. Should the Relationship Managers be unable to resolve any issue related to such Subcontractor, Orbitz shall either perform the Services itself or select a different Subcontractor to perform the Services. Prior to performing any Services, each Subcontractor must execute a written agreement with Orbitz containing protections for the Airline Information the terms of which are at least as protective as the terms and conditions set forth in this Agreement. Orbitz shall remain primarily liable for work performed by any Subcontractor.

         2.3 SCHEDULE. Orbitz will use its commercially reasonable efforts to perform the Pre-Launch Development Services in accordance with the Schedule. During the course of performance of the Pre-Launch Development Services, Airline and Orbitz may periodically modify the Schedule for mutual convenience upon the mutual written agreement of the parties. Any such modification will be effective only if expressly approved in writing by both Relationship Managers pursuant to
Section 7. Airline acknowledges that modifications to the Schedule may result in additional costs or charges for any agreed upon modifications to the Pre-Launch Development Services.

         2.4 ANTICIPATED DELAYS. Airline and Orbitz will immediately notify each other if either party anticipates a delay in completing the Pre-Launch Development Services according to the Schedule. Any such notice will identify the source and expected length of the delay and its potential impact on the Pre-Launch Development Services. Upon receipt of such notice, the Relationship Managers will promptly seek in good faith to determine the potential impact and take the steps that may be available to avoid or minimize the anticipated delay and its impact on the Schedule.

         2.5 FACILITIES. Airline will provide Orbitz with access to those portions of Airline's facilities that Orbitz may reasonably require to perform the Services. Such access will be provided at mutually convenient times during Airline's normal business hours, unless otherwise agreed by the Relationship Managers. While working at Airline offices, the Orbitz employees and Subcontractors will adhere to Airline's internal rules and regulations; provided such rules and regulations have been communicated to Orbitz.

         2.6 COMPLIANCE. Airline agrees not to use and will take reasonable measures to prevent its end users from using the Orbitz Software or the Services
(i) to disseminate (A) unsolicited, unlawful, harassing, defamatory, abusive, threatening, obscene, harmful, tortious, or libelous messages, e-mail communications or other information, (B) any messages, e-mail communications or other information that infringe or violate any other party's proprietary rights,
(C) any personally identifiable information belonging to minors or (D) any messages, e-mail communications or other information that Airline is not authorized to disseminate, (ii) for any illegal, unlawful, harassing, defamatory, abusive, threatening, obscene, harmful, tortious or libelous purposes, or (iii) intentionally to disrupt the resources, computer systems and computer networks of Orbitz or its Subcontractors. Airline agrees to post a mutually acceptable privacy policy, copyright infringement policy and end user compliance policy on the Website and to comply with the terms and conditions of such policy.

3.       MANAGEMENT

         3.1 RELATIONSHIP MANAGERS. Each party will appoint a Relationship Manager to act as the primary point of contact between the parties with respect to this Agreement, and will designate an alternate for its primary Relationship Manager to act in his or her absence or unavailability. No modification of the Specifications or the Schedule will be effective unless expressly approved by the


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primary or alternate Relationship Managers of both parties pursuant to
Section 7. Each Relationship Manager will appoint Project Managers to manage specific projects under this Agreement. The Project Managers will serve as the primary interface points between the parties with respect to such projects.

         3.2 STATUS REPORTS. The Orbitz Relationship Manager will provide the Airline Relationship Manager with periodic status reports on Orbitz's progress during the performance of the Pre-Launch Development Services. Prior to the Development Completion Date, the Relationship Managers will meet at least once per month to discuss the status of the Pre-Launch Development Services. Following the Development Completion Date, the Relationship Managers will meet at least once per quarter to discuss the Hosting and Support Services.

         3.3 PROJECT PROBLEMS. In the event of any actual or potential problem or delay in the Pre-Launch Development Services or the Hosting and Support Services, the Relationship Managers will discuss the relevant sources, possible remedies and potential impact on the Pre-Launch Development Services or the Hosting and Support Services at the next scheduled status meeting or, at either Relationship Manager's request, an emergency meeting. To assist in such discussions, each Relationship Manager may invite any applicable Project Managers or other persons to the scheduled or emergency meeting. If a modification of the Specifications or the Schedule is required as a result of the problem or delay, the Relationship Managers will follow the procedures specified in Section 7.

         3.4 PROJECT MANAGERS. Airline may object to the appointment of an Orbitz Project Manager who, in the opinion of Airline, reasonably and legally exercised, does not meet Airline's qualifications, by providing notice of its objection to Orbitz in writing, specifying such objection in reasonable detail. In such event, the Relationship Managers will meet to resolve any issue related to such Project Manager. Should the Relationship Managers be unable to resolve any issue related to such Project Manager, Orbitz shall appoint a different Project Manager.

4.       PRE-LAUNCH DEVELOPMENT

         4.1 PRE-LAUNCH DEVELOPMENT SERVICES. Orbitz will use its commercially reasonable efforts to provide Airline with dedicated resources to perform the Pre-Launch Development Services and will use its commercially reasonable efforts to develop the Airline-Specific Software and the Core Software described in the Specifications. Airline will promptly respond to Orbitz's requests for information regarding such efforts and will provide Orbitz the assistance that Orbitz may reasonably require to complete the Pre-Launch Development Services. Upon completion of such development efforts, Orbitz will make the Orbitz Software available to Airline for testing.

         4.2 FUTURE DEVELOPMENT SERVICES. From time to time during the term of this Agreement, Airline may request technical or functional modifications to the Orbitz Software in addition to or in lieu of the requirements set forth in the Specifications. Any such request will be processed according to the procedures set forth in Section 7. Orbitz will perform any such additional services upon which the parties mutually agree at the rates set forth in Exhibit D.

         4.3 TESTING. Following receipt of Orbitz's notice that the Orbitz Software, and any Update thereto, is ready for testing, Airline will test the Orbitz Software, or any Update, within the time period set forth in the Schedule, or any Order, to determine whether it substantially conforms to the Specifications. If the Orbitz Software substantially conforms to the Specifications, Airline will provide Orbitz with written notice that the Orbitz Software, or any Update, is accepted. If the Orbitz Software or Update fails to substantially conform to the Specifications, or Documentation, Airline will provide Orbitz with a written report of the non-conformity, within thirty (30) days after the notice that the Orbitz Software or Update is ready for testing, specifying such non-conformity in reasonable detail. Upon receipt of a non-conformity


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report, Orbitz will either promptly correct and resubmit the Orbitz Software or
Update for re-testing or, if the parties mutually agree that such reported non-conformity is actually a modification from the agreed upon Specifications, or other Documentation, the parties shall agree that such reported non-conformity is actually a Change Request, to be handled pursuant to Section
7. Following the correction of any non-conformity, Airline shall again inspect and evaluate the Orbitz Software or Update and conduct all necessary tests to determine whether the non-conformity has been corrected. Upon confirming that the non-conformity identified by Airline has been corrected, Airline shall accept the Orbitz Software or Update as specified herein. In the event that Airline fails to issue a report of non-conformity within such thirty (30) day period, the Orbitz Software or Update will be deemed to be accepted.

         The test period shall be suspended during periods when Orbitz is attempting to correct any non-conformities. Following re-delivery of a correction to Airline under no circumstances shall Airline have less than ten
(10) days to complete testing.

         4.4 FAILURE TO DELIVER CONFORMING SOFTWARE. In the event that Orbitz fails to deliver to Airline a version of the Orbitz Software substantially in conformance with the Specifications within sixty (60) days of the Launch Date and Orbitz is primarily responsible for such failure, then Airline will not be charged for any development efforts performed by Orbitz or its Subcontractors following such sixty (60) day period with respect to the Pre-Launch Development Services and Orbitz will refund Pre-Launch Development Fees actually paid to Orbitz for the Pre-Launch Development Services, in accordance with refund policy set forth in Exhibit D. In the event that Orbitz is not primarily responsible for such failure, no refund will be due. Notwithstanding the foregoing, Orbitz agrees that it shall provide written notice to Airline of any circumstances that would prevent Orbitz from delivering conforming Orbitz Software and if such notice is not provided, Orbitz will be deemed to have waived its argument that any performance failure under this Agreement was attributable to Airline and Orbitz will be deemed primarily responsible for such failure.

         4.5 MIGRATION. Orbitz and Airline will develop a mutually agreed upon plan to migrate the provision of online travel booking services from Airline's current online travel booking provider to Orbitz. Such migration will be completed prior to the Launch Date. Airline will use its commercially reasonable efforts to cause its current online travel booking services provider to cooperate with such migration. Airline will obtain from such provider and deliver to Orbitz the customer registration database, and will secure any rights necessary for Orbitz to convert and use such customer registration database to provide the Services. Both parties will use reasonable best efforts to ensure a smooth and seamless transition from Airline's current online travel booking provider to Orbitz. [***]

         4.6 INTERFACE TO PARTITION. With respect to any connectivity interface that is required under the Specifications, the parties acknowledge that Orbitz's obligations to develop such connectivity interface is expressly dependent upon the cooperation of Worldspan, Airline's third party computerized reservation system provider, or any other GDS selected by Airline, and Airline. Airline will provide Orbitz with any and all information and assistance reasonably requested by Orbitz to develop and maintain a connectivity interface with the applicable computerized reservation system. Orbitz will not be responsible for any delays caused by the computerized reservations system provider's failure to cooperate with Orbitz.

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separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.       HOSTING AND SUPPORT

         5.1 HOSTING. Upon the Launch Date, Orbitz will, either directly or through its Subcontractors, operate, host and maintain the Orbitz Software for Airline in accordance with this Agreement. Orbitz will be responsible for (a) all hardware and third-party licenses required to host the Orbitz Software, and
(b) pursuant to Section 6.3 herein, the reasonable routine business and administrative expenses incurred by Orbitz or its Subcontractors in hosting the Orbitz Software. Orbitz will host the Orbitz Software on servers located on Orbitz's or its Subcontractor's premises.

         5.2 SERVICE LEVELS. Orbitz will meet or exceed the service levels set forth in Exhibit F related to the performance of the Hosting and Support Services (the "Service Level Agreement"). Airline will use commercially reasonable efforts to provide Orbitz with at least two (2) days advance notification of any marketing events that are expected to create an unseasonably high spike in the number of booking transactions. Orbitz will satisfy all reasonable requests by Airline for information that Airline requires to properly evaluate the performance of Orbitz under this Agreement, including validating Orbitz's compliance with Exhibit F. In the event Orbitz fails to meet the service levels set forth in Exhibit F, Airline's exclusive remedies and Orbitz's sole liabilities are the service level credits and/or right of termination set forth in Exhibit F and Section 16 herein.

         5.3 SUPPORT. Airline will perform all customer service related to, and will be responsible for the fulfillment of, all bookings made through the Website for air travel. At Airline's request and expense, Orbitz will provide such customer service support for the Website to Airline for an additional fee. Such support will be provided pursuant to mutually agreed to support terms and conditions.

         5.4 UPDATES. Orbitz will make available to Airline all Updates to the Orbitz Software and will use commercially reasonable efforts to provide such Updates to Airline within thirty (30) days of Orbitz's general release thereof. Such Updates may include functionality licensed to Orbitz from third parties, to the extent permitted by Orbitz's agreements with its licensors. Notwithstanding the foregoing, in no event will Airline be charged an additional fee for such Updates.

         5.5      RESERVATION AND TICKETING SERVICES.

         (a) HOTEL AND RENTAL CAR RESERVATIONS. Orbitz will offer hotel and car reservation services (including booking, fulfillment and customer support) on the Website [***]. Upon at least 30 days prior written notice, Airline may assume responsibility for the provision of hotel and car reservation services on the Website. Any modifications or changes to the Orbitz Software, the Website or the Services related to Airline's provision of hotel and car reservations services will be processed as a Change Request. In the event that Airline provides hotel and car reservation services on the Website, Airline will retain all commissions on such services and will pay Orbitz transaction fees on such bookings in accordance with the schedule set forth in Exhibit D, as if each such reservation were a Ticket.

         (b) SELLING OF OTHER AIRLINE TICKETS. Airline may, at its option and sole discretion, offer the air transportation services of Other Airlines for sale through the Website. In the event Airline elects to offer such services for sale through the Website, (i) any modifications or changes to the Orbitz Software, the Website or the Services will be processed as a Change Request, (ii) Airline will provide ticketing, fulfillment and customer support services in connection Other

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               Airline bookings made through the Website, and (iii) Airline will retain all commissions or service fees on Other
               Airline tickets sold through the Website and will pay Orbitz transaction fees on such tickets in accordance with the schedule set forth in Exhibit D, as if each such ticket were a Ticket.

         5.6 OUT-OF-SCOPE SERVICES. Orbitz is not responsible for profile databases, ITA Software Inc.'s ("ITA") pricing services, customer service (except as provided herein, specifically Section 5.3, or unless otherwise agreed to by the parties in writing), fulfillment, or any and all other services not specifically identified in this Agreement. The Orbitz Software does not include the ITA pricing engine and is for air transportation bookings only. In the event that Airline obtains a license to the ITA pricing engine from ITA, Orbitz will provide Airline with support to implement such functionality into the Orbitz Software. Any such support will be provided as a Change Request pursuant to
Section 7, and the fee for such support will be calculated using the rates set forth in Exhibit D.

         5.7 POST-LAUNCH DEVELOPMENT. Following the Launch Date, Orbitz will use commercially reasonable efforts to provide, at Airline's request, additional development services ("Post-Launch Development") for Airline-Specific functionality, at the rates set forth in Exhibit D and pursuant to specifications and requirements to be determined by Airline and mutually agreed upon by the parties.

6.       FEES AND PAYMENT

         6.1 PRE-LAUNCH DEVELOPMENT SERVICES. Airline will pay Orbitz the Pre-Launch Development Fee set forth in Exhibit D. Orbitz will invoice Airline for the Pre-Launch Development Fee in accordance with the schedule set forth in Exhibit D. Pre-Launch Development Fees may be deducted from Orbitz segment incentive rebate per the Charter Associate Agreement dated May 9, 2000 made by and between the parties.

         6.2 HOSTING AND SUPPORT FEES. Upon the Launch Date, Airline will pay Orbitz the Hosting and Support Fees set forth in Exhibit D. The Hosting and Support Fees will be invoiced monthly.

         6.3 REIMBURSABLE EXPENSES. If agreed to in writing by the parties, Airline will reimburse Orbitz for reasonable, actual, out-of-pocket expenses incurred by Orbitz in conjunction with out of town travel required for Orbitz to perform the Services, provided that such travel is approved in advance by Airline's representative. Airline will, at its option, provide Orbitz with Coach Class space available or other tickets for air travel on Northwest Airlines or reimburse Orbitz for Coach Class, round trip air travel. Orbitz shall utilize Northwest Airlines air transportation unless specifically approved otherwise, on a case-by-case basis, by Airline's representative. Other reimbursable expenses will be limited to reasonable and actual expenses for lodging, meals, local transportation, and incidentals only as are required by Orbitz in the performance of its obligations hereunder. Unless specifically agreed upon otherwise by Airline's representative, rental car expenses will only be reimbursed if the car is necessary for Orbitz to complete its obligations hereunder. Receipts will be required for any expenditure totaling US $25.00 or more. Air travel, hotel and rental car expenses will only be reimbursed if reservations are made through Airline's representative, unless Airline declines to make such reservations. Notwithstanding the foregoing, the parties may agree upon, in advance of any travel, a per diem payment in lieu of reimbursement.

         6.4 PAYMENT TERMS. Airline will pay all undisputed invoices within thirty (30) days of receipt of a correct invoice. Any fees not paid when due will accrue interest at the rate of 1% per month until fully paid. In the event that Airline asserts in good faith that any item or items on an invoice are not correct, then Airline will within thirty (30) days of receipt of such invoice
(i) deliver written notice to Orbitz explaining in detail why Airline believes that an item or items are not correct and (ii) pay to Orbitz all amounts on the invoice that are not the subject of a good faith dispute by Airline. If Airline
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invoice rendered or amount paid, the parties will use all reasonable efforts to resolve such dispute expeditiously. If Airline so notifies Orbitz of a disputed amount, the time for paying the disputed portion of the invoice shall be extended by a period of time equal to the time between Orbitz's receipt of such notice from Airline and the resolution of such dispute; provided however that in no event will Airline pay less than the monthly minimum transaction fee set forth in Exhibit D.

         6.5 TAXES. The Pre-Launch Development Fees, the Hosting and Support Fees, and the Reimbursable Expenses are exclusive of all sales, services or other taxes that Orbitz may be legally obligated to charge Airline for performing the Services, and Airline will promptly pay, or reimburse Orbitz for the payment of, any and all such taxes that may be due or payable. For the avoidance of doubt, Airline shall pay all sales and use taxes that are lawfully imposed by any governmental authority in the United States and are based on or measured by any payments of Airline pursuant to this Agreement, and for which no exemption is available. Orbitz shall pay all taxes that are: (i) on, based on, or measured by, gross or net income or gross or net receipts (including any capital gains taxes or minimum taxes) of Orbitz, or taxes which are capital, doing business, excess profits, net worth, or franchise taxes of Orbitz; (ii) caused by or arising out of the willful misconduct or negligence of Orbitz; or
(iii) any interest, additions to tax, or penalties associated with the taxes set forth in (i) or (ii) above.

No sales tax shall be collected by Orbitz if: (i) a specific exemption applies to (a) the Products or Services purchased hereunder, or (b) any transaction occurring pursuant to this Agreement, (ii) Airline has provided Orbitz with written confirmation that Airline is authorized to make tax payments directly to the applicable taxing authorities, or (iii) Orbitz is obligated to pay the taxes as set forth herein. Orbitz shall promptly, upon receipt from any tax authority of any levy, notice, assessment, or withholding of any tax for which Airline may be obligated, notify Airline in writing directed to the following address:
Senior Tax Counsel, Northwest Airlines, Inc., Dept. A4450, 5101 Northwest Drive, St. Paul, MN 55111-3034.

If under the applicable law of the taxing jurisdiction Airline is allowed directly to contest such tax in its own name, then Airline shall be entitled, at its own expense and in its own name, to contest the imposition, validity, applicability or amount of such tax and, to the extent permitted by law, withhold payment during pendency of such contest. If Airline is not permitted by law to contest such tax in its own name, upon Airline's request, Orbitz shall in good faith and using best efforts, at Airline's expense, contest the imposition, validity, applicability or amount of such tax. Orbitz shall in good faith and using best efforts: (i) supply Airline with such information and documents reasonably requested by Airline as are necessary or advisable for Airline to (a) recover or seek a refund of any sales or use tax paid by Airline as a result of this Agreement; or (b) control or participate in any proceeding to the extent permitted herein, and (ii) reasonably assist Airline with evidentiary and procedural development of any such proceeding or contest.

Upon Airline's request, Orbitz shall delineate the fees among the Component Portions of the Service contracted for in this Agreement. The term "Component Portions" for purposes of this paragraph shall include, but is not limited to:
(i) maintenance, including upgrades and enhancements, (ii) installation, (iii) support, and (iv) training and related manuals.

         6.6 MOST FAVORED CUSTOMER. During the Term, the financial terms of this Agreement, including the fees set forth in Exhibit D, will be at least as favorable or more favorable than the financial terms of any other current or prospective Orbitz customer that engages Orbitz for a project that is substantially similar to the engagement contemplated herein. The determination of what is and is not "substantially similar" will be based on relevant factors such as scope of project, volume of transactions, amount of integration and custom development work required, and pricing model. Any change in financial terms pursuant to this clause will only be applied on a prospective basis, effective as of the effective date of such other customer's agreement with Orbitz, whether such agreement is effective before or after the Effective Date.


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         6.7      REPORTING; AUDIT. Orbitz will create and maintain accurate records with respect to its performance under this Agreement. Orbitz will maintain such records during the Term and for seven (7) years following any expiration or termination of this Agreement. Within five (5) days following the end of each applicable month, Orbitz will provide Airline with written reports of such information. Airline will have the right, upon not less than five (5) days prior notice, to conduct an audit of the information included in such monthly reports. If such an audit reveals that any of Orbitz's reports submitted overstated amounts owed by Airline, then Orbitz shall pay to Airline, within thirty (30) days following the conclusion of such audit, the amount of any such overpayments.

         6.8 CALCULATION OF FARES. Orbitz will use Worldspan, or any other system approved in writing by Airline, to calculate the total fares sold through the Website.

7.       CHANGE REQUESTS

         7.1 CHANGE REQUEST. If either party wants to request a modification, addition or replacement of the Orbitz Software (including, but not limited to, the Core Software and the Airline-Specific Software) or the Hosting and Support Services, that party's Relationship Manager will submit a completed Change Request to the Relationship Manager of the other party. The Change Request will adequately describe (a) the requested modification, (b) the estimated resources required to implement the modification, (c) its impact on the Schedule, (d) its impact, if any, resulting in an increase or decrease to any license and development fees and/or the Hosting and Support Fees and (e) its impact on the maintenance requirements of the Orbitz Software.

         7.2 CHANGE ACCEPTANCE. Upon receipt of a completed Change Request, the recipient Relationship Manager will either (a) expressly accept the proposed modification without qualification within five (5) days after its receipt or (b) defer the request for discussion at the next scheduled or emergency status meeting. The Relationship Managers will use reasonable commercial efforts to resolve any deferred proposed modification expeditiously. No proposed Change Request will be effective unless expressly accepted by the primary or alternate Relationship Managers of both parties. If so accepted, the Change Request will be executed by the Relationship Managers of both parties and will then constitute a formal amendment of this Agreement.

8.       CONFIDENTIALITY

         8.1 NDA. The following provisions shall supplement the terms of that certain Non-Disclosure Agreement that was attached to the Letter of Intent between Airline and Orbitz executed on March 8, 2000 (the "NDA"), a copy of which is attached as Exhibit G to this Agreement and incorporated by reference herein. The NDA shall continue to be in full force and effect during the term of this Agreement. "Confidential Information" shall have the meaning ascribed in the NDA.

         8.2 PROTECTION OF CONFIDENTIAL INFORMATION. Each party agrees to maintain strict confidentiality regarding the subject matter of this Agreement, in accordance with the NDA. Each party will take such measures that are necessary to protect against the disclosure or use of the Confidential Information of the other party as it takes to protect its own proprietary or confidential information (but in any case no less than reasonable measures). Each party agrees that the other party will have no adequate remedy at law if there is a breach or threatened breach of this Section 8 or the NDA and, accordingly, that either party will be entitled (in addition to any legal or equitable remedies available to such party) to injunctive or other equitable relief to prevent or remedy such breach.


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         8.3      RESTRICTIONS ON DISCLOSURE AND USE. Notwithstanding anything contained in the NDA, Orbitz will not disclose any Confidential Information provided to it by Airline, including the terms and conditions of this Agreement, to any equity owners or principals of Orbitz that are employed by a Competitor of Airline except to the extent required by the laws of the State of Delaware and/or the Orbitz LLC Agreement. In the event such disclosure is required pursuant to the laws of the State of Delaware, Orbitz will provide advance notice to the Vice President of E-Commerce and Distribution at Airline and provide Airline sufficient time to contest the need for such disclosure prior to making such disclosure. In the event disclosure is required pursuant to the Orbitz LLC Agreement, Orbitz will provide advance notice to, and obtain written approval of such disclosure from, the Vice President of E-Commerce and Distribution at Airline, which approval will not be unreasonably withheld.


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9.       PROPRIETARY RIGHTS

         9.1 OWNERSHIP. As between Airline and Orbitz, and to the extent of Orbitz's prior ownership rights, Airline acknowledges that Orbitz will own all patents (including any business process patents), rights to file for patents, inventions, copyrights, trademarks, trade secrets and all other right, title and interest (including any renewals or extensions) in or to the Orbitz Software, except as otherwise provided in this Section 9, including the Airline-Specific Software developed by Orbitz or its employees or Subcontractors during the performance of this Agreement and any derivative works thereof. Airline hereby assigns and agrees to assign, and will cause its subcontractors to assign, to Orbitz all rights that Airline may have or acquire in or to such works for no additional consideration. No other person will acquire or retain any rights in or to such works, unless Orbitz otherwise agrees on a case-by-case basis. At Orbitz's request and expense, Airline, for no additional consideration, will cause the execution of the instruments that may be appropriate to give full legal effect to this Section.

         For the avoidance of doubt, as between Airline and Orbitz, and to the extent of Airline's prior ownership rights, Orbitz acknowledges that Airline will own all patents related to its internally developed business processes, and the rights to file for such patents, inventions, copyrights, trademarks, and trade secrets.

         9.2      LICENSE TO AIRLINE.

                  A. Upon Airline's acceptance of any Orbitz Software, Orbitz grants Airline the limited, non-exclusive, non-transferable, worldwide right, effective during the Term, to access and use (and permit its customers to access and use) the Orbitz Software in conjunction with an unlimited number of (i) Websites or (ii) other Airline applications, on the terms and conditions set forth in this Agreement. Airline will have no obligation to pay any license fees or royalties to Orbitz's licensors, if any, with respect to the license of the Orbitz Software granted herein. Airline acknowledges and agrees that any access and use by its customers will be subject to the terms and conditions posted to the Website, which will include reasonable protections for Orbitz at least as protective as the terms and conditions that Airline posts to protect its own rights, limit its liability, and disclaim forms of damages. Such terms and conditions to be approved by Airline, with such approval not to be unreasonably withheld. Airline will not display or use the Orbitz Software as part of any third party site or service. Notwithstanding the foregoing, the Website may be branded, as determined by Airline, with Airline branding, and, at Airline's election, branding of KLM Royal Dutch Airlines, Continental Airlines, other Affiliate Airlines and/or a global alliance brand such as "Wings".

                  B. Upon Airline's acceptance of any Orbitz Software, Orbitz grants Airline a limited, non-exclusive, non-transferable, worldwide right, effective during the Term, to use the object/executable code to the Orbitz Software, and all Documentation related thereto to modify the Airline-Specific Software pursuant to Section 9.3.

         9.3 AIRLINE MODIFICATIONS. Airline shall have the right to modify the Airline-Specific Software and to create external programs that may interface with the Orbitz Software; provided that such interfaces may not be used to create competitive travel agency web sites. Notwithstanding the foregoing, Airline may use the external programs to provide travel agency access to the Website. Orbitz will have no responsibility under this Agreement to support or maintain any such external programs. Orbitz will provide to Airline all Documentation to the Orbitz Software that will permit Airline to create such interfaces.


                       CONFIDENTIAL               Page 12

         Any inventions, improvements, developments, processes or methods, computer programs, or enhancements that are made, invented, or developed by Airline to the Airline-Specific Software or any customizations to the Orbitz Software that are developed by Orbitz for Airline and expressly agreed by the parties to be custom for Airline under a separate Change Request pursuant to
Section 7, shall be deemed to be "Custom Material". Title and full ownership of any Custom Material, whether patentable or otherwise, shall vest in Airline. Orbitz shall not assert or establish a claim for any statutory or common law patent or copyright or any other possessory or proprietary right on any Custom Material. If requested by Airline and without any further compensation, Orbitz shall execute appropriate documents of assignment to effectuate the purposes of this Section 9.3.

         Orbitz shall fully cooperate with Airline enforcing any patents, copyrights, or other possessory or proprietary rights, provided that in the event any assistance by Orbitz is requested and rendered pursuant to this
Section 9.3, Airline shall reimburse Orbitz for out-of-pocket expenses incurred by Orbitz in rendering such assistance.


         9.4 OPTIONAL LICENSE. At the expiration or termination of this Agreement, Airline will have the option to purchase from Orbitz, and Orbitz agrees to grant to Airline, a perpetual, non-exclusive, paid-up license to the source and object code for the Orbitz Software (including the related Documentation) for a [***] fee [***]. In the event that this Agreement terminates at least two years from the Launch Date, the fee for a non-transferable, perpetual, paid-up license to the Airline-Specific Software source and object code, and related Documentation, will be waived. In the event that the parties are unable to agree on the fee for the Core Software after a period of thirty (30) days after expiration or termination of this Agreement, the parties will jointly apply to and pay for an independent third party through the Information Technology Association of America to determine such fee and the determination of such third party will be final and binding on the parties, provided, however, that Airline will be under no obligation to effectuate the acquisition. After such purchase, Airline will have the right to host, modify, maintain, support and use the Orbitz Software, pursuant to the terms of this Agreement in conjunction with (i) the operation of Websites or (ii) any other Airline applications. Unless otherwise agreed by the parties, Airline will not use the Orbitz Software as part of any third party site or service.

         9.5 LICENSE TO ORBITZ. Effective during the Term, Airline hereby grants Orbitz the limited, non-exclusive, non-transferable, royalty-free, world-wide right to (a) use the Airline Information solely to perform its obligations under this Agreement; (b) use aggregated customer data derived from Website bookings for internal site management purposes; and (c) permit Subcontractors to use aggregate use data (that is not identified or identifiable with any individual customer or user) derived from the Airline Information in connection with user and performance statistics, so long as such aggregated data does not make reference to the travel industry.

10.      ESCROW

         10.1 ESCROWED MATERIALS. No later than sixty (60) days after the Launch Date, and within thirty (30) days after release of each Update, Orbitz will deliver to DSI, as escrow agent, the following: (a) a copy of the current, fully commented version of the source code of the latest release of the Orbitz Software that Orbitz owns, (b) the available Documentation related thereto, and
(c) reproducible binary masters of the latest release of the Orbitz Software (collectively, "Escrowed Material"). A copy of the


-------------------------
          *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                       CONFIDENTIAL               Page 13

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Escrow Agreement between Orbitz and DSI related to the Escrowed Materials will be attached hereto as Exhibit H upon execution.

         10.2 MAINTENANCE. Orbitz will replace the source code of the Orbitz Software in the event of a media defect. The nature and completeness of the Escrowed Materials will be subject to verification by a representative of Airline only at the facilities of the escrow agent in the presence of a representative of Orbitz. Except as provided in the Escrow Agreement and in
Section 10.4 below, Airline may not make any copies, in whole or in part, of the Escrowed Material, and all such material will be considered to be Confidential Information regardless of whether they have been marked "confidential". All expenses associated with establishing and maintaining the Escrowed Materials will be shared equally between Airline and Orbitz.

         10.3 RELEASE CONDITION. If Orbitz (a) generally discontinues the operation, hosting or maintenance of the Orbitz Software, or (b) is insolvent, files a petition in bankruptcy or has such a petition filed against it (and fails to lift any stay imposed thereby within sixty (60) days after such stay becomes effective), has a receiver appointed with respect to all or substantially all of its assets, makes an assignment for the benefit of creditors, or ceases to do business in the ordinary course, or (c) is in material breach of this Agreement, then Airline may demand the release of the Escrowed Material by simultaneously sending the escrow agent, with a copy to Orbitz, a written demand for the Escrowed Material by facsimile and overnight courier. In such circumstances, release of the Escrowed Material will be governed by Article 4 of the Escrow Agreement set forth in Exhibit H hereto.

         10.4 RIGHTS. In the event the Escrowed Material is released to Airline, Orbitz grants to Airline a fully paid up license to use and modify the Escrowed Material solely to maintain and support the Orbitz Software in accordance with the terms of this Agreement and for no other purpose. Airline will maintain the Escrowed Material on a secure system with access limited to only those persons necessary to maintain and support the Orbitz Software. Airline may make only such copies of the Escrowed Material as are reasonably required for archival and disaster recovery purposes, and Airline will keep any such copies under lock and key.

11.      WARRANTIES AND DISCLAIMERS

         11.1 GENERAL WARRANTY. Each party represents and warrants that (a) it has the full corporate authority to execute this Agreement and perform its obligations hereunder and (b) the execution or performance of this Agreement will not violate or be considered a breach of any obligation of such party to any third party.

         11.2 SPECIFIC WARRANTIES. Orbitz represents and warrants that it will perform the Pre-Launch Development Services in a good and workmanlike manner and will meet or exceed the service levels set forth in the Service Level Agreement. In the event that Orbitz fails to perform the Pre-Launch Services in a good and workmanlike manner, Orbitz will re-perform the defective Pre-Launch Development Services. In the event that Orbitz fails to meet or exceed the service levels set forth in the Service Level Agreement, Airline will be entitled to the applicable service level credits and/or the right to termination set forth in the Service Level Agreement. This section and the applicable section in the Service Level Agreement set forth Airline's exclusive remedies and Orbitz's sole liabilities in the event of any breach of warranty with respect to the quality of the Services.

         11.3 LIMITATION. The warranties and remedies specified in this Section will not apply to the extent the Services are defective due to causes beyond Orbitz's reasonable control, such as (a) natural disasters, including without limitation fire, smoke, water, earthquakes or lightning, (b) electrical power fluctuations or failures, (c) neglect or misuse by Airline, (d) a correction or modification of the Orbitz


                       CONFIDENTIAL               Page 14

Software, the Website or the Services not authorized by Orbitz, or (e) the combination of the Orbitz Software or Service in any manner not authorized by Orbitz.

         11.4 WARRANTY DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE SERVICES, THE WEBSITE, THE ORBITZ SOFTWARE OR ANY COMPONENT THEREOF, INCLUDING WITHOUT LIMITATION THE CORE SOFTWARE AND THE AIRLINE-SPECIFIC SOFTWARE, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY ORBITZ, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OR CONDITION OF SATISFACTORY QUALITY, ACCURACY, UNINTERRUPTED USE, TIMELINESS, SEQUENCE, COMPLETENESS, MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE OR NON-INFRINGEMENT AND ANY IMPLIED WARRANTIES ARISING FROM TRADE USAGE, COURSE OF DEALING OR COURSE OF PERFORMANCE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED.

12.      INDEMNITY

         12.1     GENERAL THIRD-PARTY INDEMNITY.

                  (a) Orbitz will indemnify, defend and hold harmless Airline, as well as Airline's subsidiaries and its Affiliates, and each of their directors, officers, employees, assignees, agents and shareholders (hereinafter collectively called the "Airline Indemnified Parties") from and against any and all Claims, including any related Losses that the Airline Indemnified Parties are required to pay any third party in any way relating to, arising out of or resulting from: (i) any gross negligence or willful misconduct of any employee or Subcontractor of Orbitz; (ii) breach of any warranty of Orbitz contained in
Section 11.1 of this Agreement; (iii) any actual or alleged infringement of any patent, copyright, trademark, trade name, trade secret or other proprietary or intellectual property right by any software or service provided pursuant to this Agreement; or (iv) Orbitz's failure to comply with any and all applicable laws, rules and regulations.

                  (b) Airline will indemnify and hold harmless Orbitz, as well as Orbitz's subsidiaries, licensees and Affiliates, and each of their officers, shareholders, directors, employees and agents (collectively, the "Orbitz Indemnified Parties") from and against any and all Losses in any way relating to, arising out of or resulting from: (i) any gross negligence or willful misconduct of any employee or subcontractor of Airline; (ii) breach of any warranty of Airline contained in Section 11.1 of this Agreement; (iii) any actual or alleged infringement of any copyright, trademark, trade name, trade secret or other proprietary or intellectual property or privacy right by the Airline Information; or (iv) Airline's failure to comply with any and all applicable laws, rules and regulations related to the Website.

         12.2     INDEMNIFICATION PROCEDURES.

                  (a) Promptly after any party entitled to indemnification under this Section 12 ("Indemnitee") obtains knowledge of the potential existence or commencement of a Claim, in respect of which Indemnitee is or may be entitled to indemnification under this Agreement, such Indemnitee will promptly notify the other party ("Indemnitor") of such Claim in writing; provided, however, that any failure to give such notice will not waive any rights of Indemnitee except to the extent that the rights of Indemnitor are actually prejudiced thereby. Indemnitor will assume the defense and settlement of such Claim with counsel reasonably satisfactory to Indemnitee at Indemnitor's sole risk and expense; provided, however, that Indemnitee (i) will be permitted to join in the defense and settlement of such Claim and to employ counsel at its own expense; (ii) will reasonably cooperate with Indemnitor in the defense and any settlement of such Claim; and (iii) will have the right to pay or settle such Claim at any time in which event Indemnitee will be deemed to have waived any right to indemnification therefor by Indemnitor. Indemnitor


                       CONFIDENTIAL               Page 15

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may settle any Claim without Indemnitee's written consent unless such settlement
(A) does not include a release of all covered claims pending against Indemnitee;
(B) contains an admission of liability or wrongdoing by Indemnitee; or (C) imposes any obligations upon Indemnitee other than an obligation to stop using any infringing items.

                  (b) If Indemnitor fails to assume the defense of such Claim or, having assumed the defense and settlement of such Claim, fails reasonably to contest such Claim in good faith, Indemnitee, without waiving its right to indemnification, may assume the defense and settlement of such Claim; provided, however, that Indemnitor (i) may join in the defense and settlement of such Claim and employ counsel at its own expense and (ii) will cooperate with Indemnitee in the defense and settlement of such Claim. Indemnitee may settle such Claim without Indemnitor's written consent unless such settlement (A) does not include a release of all covered Claims pending against Indemnitor; (B) contains an admission of liability or wrongdoing by Indemnitor; or (C) imposes any obligations upon Indemnitor other than an obligation to stop using any infringing items. Indemnitor will be liable to Indemnitee for all costs and expenses incurred in connection with the defense and settlement of any Claim pursuant to this Section 12.2(b).

                  (c)      Upon a determination of liability in respect of this
Section 12, Indemnitor will pay Indemnitee the amount so determined within thirty (30) business days after the date of such determination. If there should be a dispute as to the amount or manner of determination of any indemnity obligation owed under this Agreement, Indemnitor will nevertheless pay when due such portion, if any, of the obligation as will not be subject to dispute. Upon the payment in full of any claim, either by setoff or otherwise, the party or entity making payment will be subrogated to the rights of Indemnitee against any person, firm, corporation or other entity with respect to the subject matter of such claim.

         12.3     INTELLECTUAL PROPERTY REMEDIES. In the event of a Claim under
Section 12.1(a)(iii) above, and in addition to all other obligations of Orbitz in this Section 12, Orbitz will either (a) provide Airline with reasonable assurances acceptable to Airline that Airline will continue to have the right to use the affected products or services or (b) Orbitz will, at its expense, either
(i) procure for Airline the right to continue use of such infringing products or services, or any component thereof; or (ii) replace or modify the same with non-infringing products or services satisfactory to Airline, provided that Orbitz will provide Airline with a comparable temporary replacement product or reimburse Airline for the reasonable costs incurred by Airline in obtaining an alternative product in the event Airline cannot use the affected product. If Orbitz cannot accomplish any of the foregoing within a reasonable time and at commercially reasonable rates, then Orbitz will accept the return of the infringing component of the products or services, along with any other components of any products rendered unusable by Airline as a result of the infringing component, and refund the price paid to Orbitz for such components.

13.      NO CONSEQUENTIAL DAMAGES

         EXCEPT WITH REGARD TO DAMAGES ARISING OUT OF ANY BREACH OF SECTION 8 OR FOR PERSONAL INJURY, AND THE INDEMNIFICATION OBLIGATIONS EXPRESSLY SET FORTH HEREIN, WITH RESPECT TO EACH OF WHICH LIABILITY WILL NOT BE LIMITED PURSUANT TO THIS SECTION, UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, AND WHETHER ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. EXCEPT FOR EITHER PARTY'S INDEMNIFICATION OBLIGATIONS EXPRESSLY SET FORTH HEREIN, CLAIMS UNDER SECTION 8 HEREOF OR AIRLINE'S PAYMENT OBLIGATIONS, IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH EITHER PARTY MAY INCUR TO THE OTHER PARTY IN ANY ACTION OR PROCEEDING


                       CONFIDENTIAL               Page 16

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EXCEED THE GREATER OF (X) THE TOTAL FEES PAYABLE BY AIRLINE TO ORBITZ DURING THE
12 MONTH PERIOD PRECEDING THE EVENT THAT RESULTED IN SUCH LIABILITY, OR (Y) ONE MILLION DOLLARS.

14.      INSURANCE

         Orbitz shall maintain insurance, with an A.M. Best rating of A- (VIII) or better, in the following amounts:

         (i)      WORKER'S COMPENSATION - Statutory Limit.

         (ii)     EMPLOYERS LIABILITY - $1,000,000

         (iii) COMMERCIAL GENERAL LIABILITY - $5,000,000 Combined Single Limit Insurance per occurrence. (This is a minimum amount. Airport requirements or the nature of the work may necessitate higher limits.) Commercial General Liability insurance shall include endorsements for: personal injury; contractual liability; completed operations/product liability; naming Airline as an additional insured; and provide severability of interest, cross liability, and independent contractors coverage.

         (iv) BUSINESS AUTO POLICY - $1,000,000 Combined Single Limit. Such insurance to cover owned, non-owned and hired vehicles when doing work on Airline's premises.

         (v)      INTERNET MEDIA AND PROFESSIONAL LIABILITY - $5,000,000.

         Orbitz agrees to insure (or self-insure) all losses to its owned or leased tools and equipment used in the delivery of the Products and provision of the Services and agrees to obtain an endorsement from its insurance carrier waiving its right of subrogation against Airline.

         If requested by Airline, Certificates of Insurance shall be delivered to Airline evidencing compliance with the insurance terms of this Agreement. All of the above insurance shall be written through a company or companies with an A.M. Best rating of A- (VIII) or better. Orbitz will notify Airline in writing in advance of the effective date of any material change in or cancellation of such insurance; provided Orbitz receives such advance notice from the insurer. Orbitz's failure to provide or to maintain the insurance required during the term of this Agreement shall be deemed a material breach pursuant to Section 16.2.

15.      DISPUTE RESOLUTION

         Unless otherwise agreed by the parties, any claim, controversy or other dispute between the parties relating to this Agreement will, before the filing of any legal action, be submitted to two senior executives representing Airline and Orbitz, respectively. These executives will promptly meet to explore all possible ways of resolving the dispute amicably. Any resolution upon which these executives may agree in writing will be final and binding on the parties. If the executives do not resolve the dispute within thirty (30) days after the initial request for an executive meeting, the parties may pursue any other legal remedies available.

16.      TERM AND TERMINATION

         16.1 TERM. This Agreement shall be in effect as of the Effective Date and will have an initial term of thirty (30) months following the Launch Date (the "Initial Term"). This Agreement shall automatically renew for up to three (3) successive one-year renewal terms (each, a "Renewal Term") (the Initial Term and any Renewal Terms are collectively referred to herein as the "Term"), unless Airline


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notifies Orbitz of its intention not to renew this Agreement at least ninety
(90) days prior to the expiration of the Initial Term or the then-current Renewal Term.

         16.2 TERMINATION FOR CAUSE. Either party may terminate this Agreement for cause in the event that the other party materially breaches its obligations under this Agreement and fails to cure such breach within ninety
(90) days after receiving written notice of such breach from the non-breaching party. Notwithstanding the foregoing, Airline may terminate this Agreement upon fifteen (15) days prior written notice without penalty in the event of a Material Service Level Failure, as defined in Exhibit F attached hereto.

         16.3 TERMINATION PRIOR TO LAUNCH DATE. If at any time prior to the Launch Date (a) Orbitz assigns this Agreement or any of its rights or obligations hereunder to an unrelated company pursuant to a sale, merger or other consolidation of Orbitz or any of its operating divisions or offices, or
(b) Orbitz is acquired by another entity or merges with another entity and Orbitz is not the surviving entity in such merger, then Airline may immediately terminate this Agreement without penalty or any other obligation hereunder except to pay Orbitz the amounts due, pursuant to the fee schedule set forth in Exhibit D(I), for Services performed prior to the actual termination date.

         16.4 EFFECT OF TERMINATION. If this Agreement terminates or expires, except as a result of a material breach by Orbitz, Airline will promptly pay Orbitz any undisputed amounts. In addition, if this Agreement terminates or expires, except as a result of a material breach by Orbitz or as a result of the Release Conditions set forth in Section 10.3, all rights Airline may have in or to the Orbitz Software, including without limitation the Core Software and the Airline-Specific Software, will immediately cease following the Transition Period described in Section 16.5. The provisions of Sections 8, 9.1 9.3, 9.4, 11, 12, 13, 15, 16.5, 18, and 19, will survive the expiration or termination of this Agreement. Further, in the event Airline elects to purchase a license to the Orbitz Software in accordance with Section 9.4, then the provisions of Sections 9.1, 9.3, 9.4, and 10 will also survive the expiration or termination of this Agreement.

         16.5 POST-TERMINATION. In the event that Airline provides written notice of termination of the Agreement in accordance with the terms of this Agreement, Orbitz will use reasonable efforts to cooperate with Airline and Airline's new vendor, if any, in the transfer of all appropriate customer information, as necessary to facilitate the transition to the new vendor. Prior to the actual termination date of the Agreement, Airline shall have the right to request that Orbitz continue to provide maintenance and support services for Airline's Website(s) after the termination date of the Agreement ("Extended Maintenance and Support Services") for such period of time as Airline may reasonably request, up to ninety (90) days (the "Stand By Period"). In the event that Airline requests that Orbitz provide such Extended Maintenance and Support Services, such services shall be provided pursuant to the terms of the Agreement at no additional charge for the duration of the Stand By Period.

17.      PUBLICITY

         Neither party will issue a press release, advertisement or public statement concerning the existence of this Agreement, its contents or the transactions contemplated by it without the express written consent of the other for each such event. Airline will provide a prominent notice on the Website that the Website is powered by Orbitz and its designees. The parties will mutually agree upon the location and content of such notice.


                       CONFIDENTIAL               Page 18

18.      LEGAL STATUS

         Nothing in this Agreement is intended or will be construed to create or establish any agency, partnership or joint venture relationship between the parties. The parties expressly disclaim such relationship, agree that they are acting solely as independent contractors hereunder and agree that the parties have no fiduciary duty to one another or any other special or implied duties that are not expressly stated herein. Orbitz has no authority to act as agent for, or to incur any obligations on behalf or in the name of, Airline or its Affiliates. Orbitz is solely and exclusively responsible for the salaries, wages, benefits, fees or other compensation that Orbitz, its Subcontractors or its or their agents or employees may be entitled to receive. Airline will have no obligation whatsoever to provide any employee benefits or privileges of any kind or nature to Orbitz, including, without limitation, insurance benefits, pension benefits or travel privileges. Further, Orbitz agrees that Airline is not responsible to collect or withhold federal, state or local taxes, including, without limitation, income taxes, social security taxes, unemployment taxes or Medicare taxes, and that any and all such taxes imposed, assessed or levied as a result of payments made to Orbitz pursuant to this Agreement or the fees, and any penalties assessed on or against such taxes, shall be paid by Orbitz, or if paid by Airline, Orbitz shall reimburse Airline upon demand. Orbitz shall further reimburse Airline upon demand for any costs incurred by Airline to pay for employee benefits upon Orbitz or any individuals utilized by Orbitz to perform its obligations under this Agreement. Reimbursement for any costs associated with the foregoing shall be considered an adjustment to the fees for the Services contracted for in this Agreement.

19.      MISCELLANEOUS

         19.1 NOTICES. Any notice, approval or other communication required or permitted under this Agreement will be given in writing. Such communications will be sent to the address specified below or to any other address that may be designated by prior notice.

         If to Airline:
                  Northwest Airlines, Inc.
                  Department A6370
                  2700 Lone Oak Parkway
                  Eagan, Minnesota 55121-1534
                  Telephone:  (612) 726-3528
                  Fax:  (612) 726-4572


         With copy to:
                  Northwest Airlines, Inc.
                  Department A1180
                  2700 Lone Oak Parkway
                  Eagan, Minnesota 55121-1534
                  Attn:  General Counsel
                  Fax:  (612) 726-0921


                       CONFIDENTIAL               Page 19

         If to Orbitz:
                  Orbitz LLC
                  200 South Wacker Drive
                  Suite 1900
                  Chicago, Illinois 60606
                  Attn:  Ellen Lee
                  Telephone:  312-894-5000
                  Fax:  312-894-5001

         Notices will be effective on the first business day following receipt thereof. Notices sent by certified mail or courier will be deemed received on the date of delivery as indicated on the return receipt or delivery notice; notices sent by facsimile will be deemed received on the date transmitted.

         19.2 WAIVER, AMENDMENT AND MODIFICATION. Any waiver, amendment or other modification of this Agreement will not be effective unless in writing and signed by both parties. No waiver of breach of any provision of this Agreement by either party will constitute a waiver of any subsequent breach of the same or any other provision, and no waiver will be effective unless made in writing and signed by an officer of the other party.

         19.3 SEVERABILITY. If any provision of this Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Agreement.

         19.4 ASSIGNMENT. Except as set forth in this Agreement, neither party may assign, delegate, sub-contract or otherwise transfer this Agreement or any of its rights or obligations without the other party's prior approval, which will not be unreasonably withheld or delayed. Notwithstanding the foregoing, either party may assign this Agreement or any of its rights or obligations, upon notice to the other party, (a) to an Affiliate or (b) to an unrelated company pursuant to a sale, merger or other consolidation of such party or any of its operating divisions or offices; provided that Orbitz may not assign this Agreement or any of its rights or obligations to any of the following entities without Airline's prior written approval, which approval will not be unreasonably withheld: an Other Airline, Sabre, Galileo, Amadeus, any affiliate of or successor to Sabre, Galileo or Amadeus, or any other global distribution system.

         19.5 FORCE MAJEURE. Except to the extent the Services or Orbitz Software are designed to accommodate such failures or delays, neither party will be liable for any failure or delay in performing an obligation under this Agreement that is due to causes beyond its reasonable control, such as natural catastrophes, governmental acts or omissions, laws or regulations, labor strikes or difficulties, transportation stoppages or slowdowns or the inability to procure parts or materials. If any of these causes continue to prevent or delay performance for more than five (5) days, the non-delaying party may terminate this Agreement for cause, effective immediately upon notice to the delaying party.

         19.6 GOVERNING LAW. This Agreement will be governed by and interpreted in accordance with the laws of the state of New York, exclusive of conflict of laws provisions.

         19.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument.

         19.8 NON SOLICITATION. During the Term and for a period of one year thereafter, neither party, either directly or through others, will solicit for employment any personnel employed by the other with whom that party had contact during the Term.


                       CONFIDENTIAL               Page 20

         19.9 ENTIRE AGREEMENT; AMENDMENT. This Agreement, and its Exhibits, and the Non-Disclosure Agreement set forth as Exhibit G constitute the complete and entire statement of all terms, conditions and representations of the agreement between Airline and Orbitz with respect to the subject matter of this Agreement, and supercede and replace all prior understandings between the parties, whether oral or in writing.

         19.10 NON-DISCRIMINATION AND FEDERAL CONTRACT COMPLIANCE. Airline is a government contractor, and the parties agree, as a condition of this Agreement, to comply with all applicable Equal Employment Opportunity and Affirmative Action clauses as set forth in Executive Order 11246, the Vietnam-Era Veterans' Readjustment Act of 1974, the Rehabilitation Act of 1973, and implementing regulations at 41 CFR 60-1.14(a), 41 CFR 6-741.5, and 41 CFR 60-250.4 and that the provisions of such laws and regulations are hereby adopted and incorporated into this Agreement by reference.

         19.11 EXHIBITS. The following Exhibits, including all subparts thereof, are attached to this Agreement and are made a part of this Agreement for all purposes:

         Exhibit A:     Specifications
         Exhibit B:     Change Request
         Exhibit C:     Schedule
         Exhibit D:     Fees
         Exhibit E:     Relationship Managers
         Exhibit F:     Service Level Agreement
         Exhibit G:     Non-Disclosure Agreement
         Exhibit H:     Escrow Agreement


         IN WITNESS WHEREOF, Airline and Orbitz have caused this Agreement to be executed by their duly authorized representatives identified below.

NORTHWEST AIRLINES, INC.                      ORBITZ LLC


By:  /s/ A.M. Lenza                           By:  /s/ Ellen M. Lee
     -------------------------------------         -------------------------------------

Name:  A.M. Lenza                             Name:  Ellen M. Lee
       -----------------------------------           -----------------------------------

Title:  VP, Distribution and E-Commerce       Title:  V.P. New Ventures
        ----------------------------------            ----------------------------------

Date:  3/8/02                                 Date:  3/8/02
       -------------------------------               -----------------------------------


                       CONFIDENTIAL               Page 21

                                    EXHIBIT A

                                 SPECIFICATIONS


                            Internet Booking Product

                                       for

                                     nwa.com



                                Statement of Work









                                  Last Updated

                                  March 8, 2002











                      Northwest Airlines, Inc. CONFIDENTIAL

                                TABLE OF CONTENTS


                                                                            PAGE


OVERVIEW ......................................................................4

BUSINESS FRAMEWORK.............................................................4

PRODUCT FEATURES...............................................................4

DETAILED REQUIREMENTS.........................................................10

         BOOKING ENVIRONMENT..................................................10

PROCESSING REQUIREMENTS.......................................................10

         BOOKING REQUIREMENTS.................................................11
         TICKETING FIELDS. ADDRESS FIELDS AND OUEUING.........................11
         PHONE FIELDS AND PNR OWNERSHIP.......................................13
         FORM OF PAYMENT AND APPROVAL.........................................13
         PRICING REQUIREMENTS.................................................14
         Remark Fields........................................................15
         Seat Assignments.....................................................16
         Frequent Flyer Number................................................16
         E-Mail Confirmation..................................................18
         Passport And Emergency Contact Information...........................18


RELATED PROCESSES.............................................................19

         Automatic Black Listing..............................................19
         Support .............................................................19

TEXT CHANGES AND BRANDING.....................................................24

         Text Changes.........................................................24
         Branding.............................................................24

CAPACITY & DATA STORAGE.......................................................24

         Capacity.............................................................24
         Data Storage.........................................................24

DELIVERABLES..................................................................25

         Orbitz...............................................................25
         Northwest Airlines...................................................25

ASSUMPTIONS...................................................................26

ORBITZ ASSUMPTIONS............................................................26

FUNCTIONALITY OF SUBSEQUENT PHASES............................................28

OVERVIEW

Northwest's current Internet Booking Products are designed for customers residing in the United States and Canada. All functionality is geared towards those countries. Prices are quoted in local currency and local (meaning US point-of-sale or CA point-of-sale) credit cards must be entered into the system. Our Asia/Pacific products are not included in this statement of work.

BUSINESS FRAMEWORK

The following airlines can be booked on the site: Northwest, KLM, Northwest designated or KLM designated codeshares, and option to add other Northwest partners at a later date.

The site will be built in [***] WORLDSPAN. Therefore, ORBITZ is responsible for ensuring that the SIDs created for this product are set up with the appropriate functionality and permissions.

1)   ORBITZ agrees to work with Northwest's CRS/GDS system, WORLDSPAN

2)   ORBITZ agrees to provide functionality for the following points-of-sale
     (POS) markets (with the exception of booking car/hotel, which will be in the US POS only):

     a.   United States

     b.   Canada

3) ORBITZ agrees to work jointly with Northwest and WORLDSPAN to develop booking product.

4) ORBITZ agrees to provide all hosting services (servers, communication lines, routes etc).

5) ORBITZ agrees to deliver selected functionality contained in this Statement of Work and stage other items in a `phased' approach. Current levels of functionality will be replicated which will allow a website transition.

6) ORBITZ agrees to host booking engine server and agrees to specific service levels documented in the contract and plan to handle increased volumes.

7) ORBITZ agrees to provide links to NWA's small corporate web product and agency booking web product from this product.

PRODUCT FEATURES

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     the Commission. Confidential treatment has been requested with respect to the omitted portions.

1) ORBITZ wilt support one pseudo city code per POS for the site. ORBITZ will be responsible for insuring that the SIDs are created. (To clarify - Orbitz can order these items at Worldspan, and NWA will have to approve).

2) ORBITZ agrees that the customer support at the booking product will be handled through E-Travel Experts, Northwest's Online Support Center.

3) ORBITZ agrees to allow Northwest to complete the ticket fulfillment process.

4) ORBITZ agrees to provide the messaging capability between ORBITZ and WORLDSPAN necessary to support PNR creation and other auxiliary functions.

5) ORBITZ will support ATPCO/WSP SecuRate fares, fare rules and pricing as described in subsequent requirements in this section.

6)   ORBITZ agrees to support Worldspan's Powershopper product.

7) ORBITZ will provide NWA with an administrative tool that will allow NWA to log on as a Customer on the NWA website via the same toolset Orbitz Customer Service Agents utilize to service Orbitz.com bookings. The requirements for the administrative tool are described in detail at the end of this document.

8) NWA will be able to access the database via BRIO (which NWA will supply). Orbitz will provide a data warehouse that can be accessed using BRIO, or any reporting package capable of interfacing with an Oracle database.

9) ORBITZ agrees to develop a process to handle new requests and/or changes from Northwest as outlined within Exhibit B.

10) ORBITZ will utilize multiple passenger types (per PNR) in order to support special programs/fares for children and seniors. Informational text on the web page will inform the customer of the age group that qualifies for senior or child fares. The website will also inform the customer that children and senior's ages will be checked at the airport. All special programs/fares described in this section are [***], accessible through WORLDSPAN. NWA will provide ORBITZ with a "logic" table, which will be used to determine which passenger types to use for different scenarios. For example, [***]. ORBITZ will use this table in order to support companion fares. This table may be updated frequently as sales dictate. ORBITZ will develop a system to allow easy update to table.

11) The site will be set up so that end-users select a POS during registration (or if not members, before booking). The following types of information can be configured based on POS:

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***  Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

          Meal preferences
          Seat preferences
          Frequent flyer programs
          Ticketing options
          Special service request list
          Credit card list
          Advance purchase requirements (for paper and e-ticket)
          ECERT processing (on or off)
          Hotel preferences
          Car preferences

          Trip Summary Receipt reception options (email, and/or mail); NWA will be responsible for sending the TSR.

     NWA is to provide the above configuration information to ORBlTZ,

12) ORBITZ agrees to provide Car and Hotel booking capability in the US POS, which can be biased to Northwest preferences.

13)  [***].

14) ORBITZ agrees to comply with all DOT requirements (codeshare disclosure, change of gauge, etc).

15) Air availability can be configured to display all NWA coded and designated flights, preferred carriers, or all available flights. Customers will have the option to select one-way, round-trip, or multi-leg itineraries.

16) ORBITZ agrees to provide alternate routing and lower fare options to customers via WORLDSPAN.

17)  ORBITZ agrees to provide Northwest customers with the ability to

     a.   Automatically stare routine travel itineraries
     b.   Access to booking history
     c.   Store preferences for additional travelers
     d.   Have multiple passengers travel on a single PNR

18) ORBITZ agrees to provide interactive seat map capability for Northwest customers to select their desired seat location. NWA will provide any required license with Kinetics to enable functionality.

19)  [***].

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     the Commission. Confidential treatment has been requested with respect to the omitted portions.

20) NWA will display promotional fares on their site. Should the user select one of the promotional fares, NWA may pass the [***] to the booking engine, possibly with other information such as [***]. The booking engine will use this information to build an itinerary.

     Additionally, upon login to the booking engine, If NWA has any promotional fares from the [***], the destination cities far those fares and a link to the corresponding promotional fares page will be displayed to the user. ORBITZ will provide NWA with an administrative interface from which they could enter [***]. The URL Indicates the page on NWAs site to which the user would be taken should he wish to investigate the promotional fare. Should the user select the promotional fare from NWA's site, NWA may pass [***] and other necessary information to the booking engine to begin the booking process as explained above.

     ORBITZ agrees to provide Northwest customer with a 12-month interactive online reference calendar.

     ORBITZ agrees to provide Northwest customers with links to Northwest selected Orbitz and sites for access to different destination information, such as Restaurants, Maps, Weather, etc. etc. ORBITZ can provide links to NWA partners and ORBITZ as able to do so (pending any restrictions).

     ORBITZ agrees to allow for E-Tickets to be the default ticket preference for Northwest designated carriers and enable an administrator to configure different ticketing options available for each POS.

     ORBITZ agrees to provide a system that will price each ticket based on the local currency of the POS.

     ORBITZ agrees to provide a functionality that will recognize airport proximity for a designated city name, spelling errors, and city confirmation when more than one airport/city exist.

     ORBITZ agrees to provide Northwest the ability to configure the site to return alternate cities (e.g., return JFK when EWR is requested. This will be accomplished via a static table the NWA provides and maintains.

     ORBITZ agrees to distinguish between "no availability" and "no service" in each market.

28)  ORBITZ agrees to provide Northwest help pages for the booking product.

     ORBITZ agrees to provide secure credit card encryption and IP packet filtering security.

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***  Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     ORBITZ agrees to provide Northwest customers with access to change their password on the booking engine site. REVISED: Per discussions regarding the interface between the Orbitz software and [***].

31) ORBITZ agrees to enable Northwest customers with the ability to (`create itineraries' and perform availability request without the need to register. Registration will be required at point of purchase.

     ORBITZ agrees to allow Northwest customers to book air travel in novice or expert mode (express purchase), as well as designate preferred car and hotel numbers, frequent flyer numbers, seating preferences and display options.

     ORBITZ agrees to provide Northwest post purchase cross-sell links on a trip confirmation page. Links may refer back to products on nwa.com or other travel partners.

     ORBITZ agrees to display the current stage of the reservations process with which the customer is at and indicate it dynamically.

35) ORBITZ agrees to provide Northwest the ability to customize verbiage an interim screens seen by customers when processing is in progress (i.e.; "Searching through thousands of records to find the best options...), which can be unique per storefront. This text should be easily updateable by Northwest.

36) ORBITZ agrees to provide a registration process for customers. Customers who have been active during the 12 months prior to implementation date will be able to sign in with their current member ID and password and all existing itinerary information will be accessible in the new booking product. A prompt will advise them to change their member ID to their WorldPerks number and password to PIN. New customers will be required to register using their WorldPerks number and PIN. Registration requires the following information:

     a.   [***]
     b.   [***]
     c.   [***]
     d.   [***]
     e.   [***]
     f.   [***]
     g.   [***]
     h.   [***]

     [***].

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     the Commission. Confidential treatment has been requested with respect to the omitted portions.

37. ORBITZ agrees to provide Northwest with a Sidebar Search & Trip Summary feature that will enable a user to view & select air itineraries, which were priced during the current session. A summary of a user's current itinerary will also be displayed on the sidebar.

38. ORBITZ agrees to provide Northwest with a feature that will enable a user to save an itinerary for up to two days without holding inventory.

39. ORBITZ agrees to provide Northwest with a feature that will enable a user to receive [***].

40. ORBITZ agrees to provide Northwest "Airport Ready e-mail", which may be customized to suit Northwest specific needs.

41. ORBITZ agrees to provide Northwest the option to allow customers to store routine travel itineraries, reducing overall time to complete the reservation process.

42. ORBITZ agrees to provide Northwest customers the ability to add their WorldPerks number, and change or add a seat assignment after purchase.

43. ORBITZ agrees to display a prominent sign-out and sign-in link on every page.

44. ORBITZ agrees to provide customers will full fare rules, similar to the fare rules display on Orbtiz.com.

45. ORBITZ will work with Northwest to integrate nwa.com Fast Trip Finder or other NW products with nwa.com Reservations so that Northwest can pass customers directly into flight search path.

46. ORBITZ will display unaccompanied minor text on the site, including pages where search requirements are requested and where customers acknowledge the understanding of fare rules. In addition to brief text in the booking engine, ORBITZ will provide links back to nwa.com for further unaccompanied minor details.

47. ORBITZ will provide links to "Privacy Text" and "Terms and Use" to corresponding pages on nwa.com, or will ensure these pages are easily updateable by Northwest via a content management tool.

48. ORBITZ will provide Northwest customers with the option to search for flights by price. If customer designates a specific price, ORBITZ will return fares close to or matching that price. Customers may designate domestic, trans-Atlantic or trans-Pacific flight options. Subsequent phase item that requires offline pricing support (e.g. ITA Pricing Services) to implement. Orbitz agrees subject applicable support or functionality required from WorldSpan.

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     the Commission. Confidential treatment has been requested with respect to the omitted portions.

49. ORBITZ will provide Northwest with Fare Calendar where customer will provide city pairs, and ORBITZ will return fares with calendar of eligible travel dates. ORBITZ agrees subject to applicable support or functionality required from WorldSpan.

     ORBITZ will provide Northwest with the option to sell other travel related travel products and services (i.e. Car, Hotel, [***]). The capability would be integrated within the purchase path, the cost breakdown, the confirmation pages etc. This functionality would also be configurable by P.O.S. (CA or US). This items is an agreed Phase 1 item for US point of sale.

50. ORBITZ will provide Northwest with the capability to allow customers to enter a specific online secure password/code that can be used when making online transactions. By doing so it would enable the [***].

51. ORBITZ will provide Northwest with the capability to track customers referred to Northwest nwa.com Reservations consumer booking engine (via a separate url/domain) through the [***] and provide Northwest with reporting capability (including air, car, hotel or other reservation add-ons) of all transactions.

DETAILED REQUIREMENTS

BOOKING ENVIRONMENT

1) ORBITZ will develop a new pseudo city code (SID) for each POS through WORLDSPAN. The SIDS will reside [***] WORLDSPAN See comment on page 5, #1. NWA needs to assist ORBITZ as required with Worldspan to complete this task.

2)   ORBITZ will insure that air tables are created for the new SIDs.

3) ORBITZ will insure that PNR end transaction editing will allow TAE, TAM or TAC ticketing field in the NW partition depending on the point of sale and ticketing type, and allow QEP entry.

4) ORBITZ will insure that PNR editing will allow telemail address field entries from new SIDs [***].

5) ORBITZ will insure that the SIDs are set up to allow end transaction of PNR with ticketing field of 7TAC/date, 7TAM/date or 7TAE/date [***] by point of sale SID.

6) The first phone field cannot be deleted. However, a new phone field may be entered prior to it using the following entry

     a.   [***]

PROCESSING REQUIREMENTS

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     the Commission. Confidential treatment has been requested with respect to the omitted portions.

BOOKING REQUIREMENTS

ORBITZ Requirements

1) ORBITZ will control air booking and permit specified carriers and their code share segments only.

2) Car and hotel bookings are permitted either in conjunction with air segments or as stand alone itinerary segments.

3)   Non Air PNRs will be created by ORBITZ with a ticketing field of:

     a.   7TAW/00/DDMMM

4)   Maximum of 9 names per PNR including infants.

5) Full name of passenger should be required. There should be an edit in the first name field to disallow an initial to be used in place of a full first name.

6)   E-Tickets will be issued; paper-tickets where E-Ticket is not an option.

7) Advance booking restrictions will be the same as in the NW product today, configurable by point-or-sale. Paper tickets are available 3 or more days In advance for US and CA points of sale and E-Tickets are available up to 2 hours prior to departure for US and CA points of sale.

8) Paper tickets may be booked seven (7) or more business days in advance of flight if E-Ticket is not available. Business days refer to Monday-Friday. Holidays that fall Monday-Friday will be considered business days. The setting for this should be configurable by point-of-sale.

9)   ORBITZ will provide the following search options.

     a.   Economy/Coach Class
     b.   Business Class
     c.   First Class
     d.   Non-Stop Flights
     e.   Avoid Change Penalties
     f.   No Advance Purchase Restrictions

10) [***] will be identified in the search results as outlined in the Business Requirements document B-26

TICKETING FIELDS. ADDRESS FIELDS AND QUEUING

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     the Commission. Confidential treatment has been requested with respect to the omitted portions.

ORBITZ AND WORLDSPAN REQUIREMENTS

1) If customer chooses to purchase the appropriate ticketing field will be stored and the PNR will be queued.

     a.   US and Canada Points of Sale

          i.   E-Ticket: [***]

          ii.  Paper ticket: [***]

2) If the customer chooses to purchase" the reservation before midnight US (Pacific Time). ORBITZ will send a ticketing field change and a queuing command.

     a.   US and Canada Points of Sale

          i.   E-Ticket: [***]

          ii.  Paper ticket: [***]

3) Third party billings (bill-to-mail-to) will be allowed.

     a.   Single address ([***]):

          (i)  [***]/Name on credit card[***]

               [***]/Billing address line 1[***]
               [***]/Billing address line 2
               [***]/City State Zip
               [***]/Prefecture or country

     b.   Bill-to-mail-to (*mandatory):

          (ii) [***]/Name on credit card[***]

               [***]/Billing address line 1[***]
               [***]/Billing address line 2
               [***]/City State Zip
               [***]/prefecture or country
               [***]/Mail-to Name[***]
               [***]/Mail-to address line l[***]
               [***]/Mail-to address line 2
               [***]/City state zip[***]
               [***]/prefecture or country

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***  Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to
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     Express purchase option will be allowed. If the express purchase option is selected, information will be pulled from the customer profile and used in the booking process. This customer information will be displayed to the user during the booking process, and the user will be given the opportunity to change this information before completion of booking. Express Purchase will be offered as on NW's current site for phase 1.

PHONE FIELDS AND PNR OWNERSHIP

ORBITZ AND WORLDSPAN REQUIREMENTS

1) ORBITZ will create the PNRs via the nwa.com Reservations Site with the [***] of:

     a.   United States: [***]
     b.   Canada: [***]

2)   Second, third and forth phone fields will follow WORLDSPAN format

     a.   All: [***]
     b.   [***]
     c.   [***]

3) If customer chooses to "purchase", ORBITZ will change the [***]. *Actual text in phone field to be determined.

     i)   NW phone field[***]

               *    United States: [***]
               *    Canada: [***]

          * Actual text In phone field to be determined.

               b. ORBITZ booking engine will control queuing after the addition of the FOP. Queues are to be determined and will be configurable per POS.

FORM OF PAYMENT AND APPROVAL

ORBITZ REQUIREMENTS

1)   Credit Cards only.

2)   All credit cards will go through [***]

3)   ORBITZ will send the following address and credit check format:

     US:

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                                       13

          [***]

                    [***]

     International:

          [***]

                    [***]

4) If the credit card fails, an error message will be returned to the customer prompting him for another card.

5) If the credit card passes, the approval code and total amount to be charged will be added to the PNR in the form of payment fields using the following format

     a.   [***]

                    [***]

6) [***]. Worldspan will pass through additional information in the PNR that is transparent to both NW and ORBITZ.

7) The system will provide a Credit Card Phone-In option for those customers who do not wish to enter their credit cards over the Internet. The customer must provide all other traveler preference information during the time of booking. He will be advised that he must call the fulfillment center to provide his credit card far payment within a set amount of time. If the original fare is no longer available when the call is made, the fulfillment agency will notify the customer of the new fare. If the customer does not call within the allotted timeframe, the reservation will be automatically cancelled. If a customer selects the credit card phone-in option during the booking process, he will no longer have the option of purchasing this particular Itinerary online; he must call the fulfillment center. Once a reservation has been purchased, the customer can view the itinerary on the web site.

8) Customers will be allowed to store multiple credit cards - each with a description. Customer should be able to select their desired credit card on the purchase and express purchase paths, or add a new card with the option to store it in their profile.

PRICING REQUIREMENTS

ORBITZ AND WORLDSPAN REQUIREMENTS

1)   Best Price requests will send a PowerShopper message to WORLDSPAN

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

     a. Append as many airline codes as allowed to the PowerShopper entry for all POS, as allowed by WORLDSPAN.

     b. Display all valid results from Powershopper requests to ensure the best fares are offered to customers.

2) All Available Flights requests will send a non-PowerShopper message to WORLDSPAN

     a.   Stored fare quote

          i.) Prior to end transaction on "ticketed' flights, ORBITZ will send a stored fare quote message to WORLDSPAN.

3) Allow E-Certs to be redeemed through all paints of sale utilizing both Powershopper and non-powershopper pricing entries (but can be configured off for a POS).

     a. ORBITZ should support E-Cert fares that require only a reference code and also those that require both a reference code and E-Cert number.

REMARK FIELDS

ORBITZ REQUIREMENTS

1.   ORBITZ will send the [***] fields in the following format

     a.   E-mail address: [***]

2. ORBITZ will use standard translation tables to convert special characters in email addresses into the PNR (le; the underscore translates to [***]). ORBITZ will use the following translation table far these translations:

--------------  ---------------
Original        Translation
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------

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                                       15

[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------
[***]           [***]
--------------  ---------------

Changes to this table can be made during ORBITZ's regularly scheduled releases provided that NWA provides the information to ORBITZ to allow sufficient time to make the changes.

SEAT ASSIGNMENTS

NWA hill provide any required license with Kinetics to enable functionality.

ORBITZ REQUIREMENTS

1) Seat assignments will be sent to WORLDSPAN via 4R entry, versus a remark entry. [ie; 4RA$AF (aisle forward)]

2) eat mapping will be enabled to allow customers to choose a specific seat rather than generic.

3) Select seating wilt be enabled in the seat maps. The select ("preferred") seats will be distinguished by color In the seat map. Users will be notified that they must be eligible to choose select seating and will be advised that they must show proof of this fact at the airport should they choose select seating. Should an Ineligible user select a "preferred" seat, the booking engine will not guarantee that the user will obtain an assigned seat.

FREQUENT FLYER NUMBER

ORBITZ REQUIREMENTS

1)   Frequent flyer number should be sent before the seat request.

[***]

NW member flying on NW:                      [***]

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

KL member flying on KL:                      [***]

NW member flying on KL:                      [***]

NW member flying on NW and KL:               [***]

                                             [***]

CO member flying on NW:                      [***]

2) If multiple party PNR is built, screen returned to customer will reflect each member of the party with their respective FQTV number to ensure number correctly matched to individual. The confirmation page and trip itinerary will also list each individual with their FQTV number.

3) [***] will be associated with [***] for reporting purposes. ORBITZ understands this association to be made by the fact that an [***] and [***] number can be stored in a customer's profile.

4) ORBITZ will validate WorldPerks FQTV number prior to registration, when it is added to a passenger profile or as part of the booking process. Validation is as follows.

To verify a 9 or 12-digit WorldPerks number, the following algorithm is used:

          1.   [***]

          2.   [***]

          3.   [***]

Example: [***]

          1.   [***]

          2.   [***]

          3    [***]

[***]

Example: [***]

          l.   [***]

          2.   [***]

          3.   [***]

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                                       17

[***]

     This is Intended to be a Phase 1 Items. However, further detail and specification of how Orbitz will interact with the WorldPerks system needs to be defined. NW agrees

E-MAIL CONFIRMATION

ORBITZ REQUIREMENTS

1) An E-mail confirmation will be sent to the user upon completing a ticketed reservation for all points of sale products. ORBITZ will provide customers with the option of a text or HTML format.

2) Prior to purchasing, the customer's email address on file will be displayed for review/change.

3) Customer can elect to receive their E-Ticket Trip Summary Receipt (TSR) provided by NW via email, or via U.S. Mail. Email will be the default. PNR formats:

     a.   Email: [***]

     b.

     c.   Mail: [***]

          i)   TSR will be mailed to the address(es) In the PNR

     d. NW should have the option to turn "off (not display) one or more types of TSR delivery methods.

4) Customers should have the option to email a copy of their itinerary to alternate email addresses. This option should be part of the build process as well as a link when accessing individual itineraries.

PASSPORT AND EMERGENCY CONTACT INFORMATION

ORBITZ REQUIREMENTS

1) Passport Information will be collected and added to the PNR using standard WORLDSPAN formats.

[***]

[***].

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                                       18

2) Emergency contact information will be collected and added to the PNR using standard WORLDSPAN formats.

[***]

If information is refused: [***]

ORBITZ will enter [***] in the PNR if customer refuses to enter this information.

RELATED PROCESSES

AUTOMATIC BLACK LISTING

1) Automatic Black Listing process should be applied to the U.S. and Canada points of sale.

ORBITZ will provide the following functionality:

     1.   The system will provide a password recovery system.

     2. [***]. Alternately, the user may call customer support to reset the account.

     3. Customer support will be given the capability to deactivate a user's account. The account may be reactivated by customer support at a later time.

ORBITZ assumes that mast of these items should be security features on the WorldPerks system that ORBITZ simply displays to the customer.

SUPPORT

NORTHWEST REQUIREMENTS

E-Travel Experts will have access to a Utility Server at ORBITZ at no additional cost. Following are Northwest's requirements:

1)   Look-up Functions

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

2)   Historical Features

     -    [***]

     -    [***]

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                                       19

     -    [***]

     -    [***]

     -    [***]

     -    [***]

3)   Maintenance/Update/Edit Features

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

4)   Profile and Preferences

     -    [***]

     -    [***]

     -    [***]

--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
                                                                                                 Orbitz         Orbitz builds
                     Function                       NW has?         NW requires?   Orbitz has?   builds Ph. 1   Ph. 2
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
         Search Functions
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
SEARCH PAGE INCLUDES SEARCH BY:
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Point of sale (US or CA)                            [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Itinerary number (PNR)                              [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
E-mail address                                      [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Name (Last name required, first name optional)      [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Member ID                                           [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Account number                                      [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Confirmation number (PNR?)                          [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
         ADMINISTRATIVE FUNCTIONS
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Each agent has unique sine-in                       [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
MULTIPLE LEVELS                                     [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Traveler                                            [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Support Agent                                       [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Manager level                                       [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Emulation:                                          [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Support functions emulate customer's account        [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Support function advises agent is in `emulating'
mode and which account is being emulated            [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------

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                                       20

--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Comment fields to keep notes of customer contacts   [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
HISTORICAL FEATURES
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Account history displaying each action the
customer took including profile and preference
updates                                             [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Itinerary history displaying each action the
customer took                                       [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Support Agent history                               [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
All previous booking                                [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Time/Date stamp of creating of itineraries and
each additional action                              [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Error message (code) kept                           [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
MAINTAIN/UPDATE/EDIT FEATURES
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Disable/enable accounts w/drop down for reason
and notes filed                                     [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
E-MAIL SETTING
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Change customer e-mail address                      [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Select between text or HTML e-mails                 [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
TRAVEL SETTINGS
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
List of traveler profiles associated with account   [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Add new traveler                                    [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Delete travelers                                    [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
PROFILE AND PREFERENCES FOR EACH TRAVELER
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Name                                                [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Traveler type                                       [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Phone numbers (Home, work, fax, cell)               [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Date of birth                                       [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Gender (NOT IN ORBITZ CB TODAY)                     [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Passport information (country and number) (NOT IN
ORBITZ CB TODAY)                                    [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Emergency contact information (NOT IN ORBITZ CB
TODAY)                                              [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
AIR PREFERENCES
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Seating preferences                                 [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Meal preferences                                    [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Special assistance                                  [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Frequent Flier information                          [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Home Airport                                        [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
VIEW CAR AND HOTEL PREFERENCES
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Frequent guest/rental information                   [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
PASSWORD AND SIGN IN
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Send password reminders                             [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Change customer password                            [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Sign out of account                                 [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
PAYMENT INFORMATION
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Change/update customer credit card information      [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
Credit card phone in option                         [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------
By-pass address verification                        [***]           [***]          [***]         [***]          [***]
--------------------------------------------------  --------------  -------------  ------------  -------------  ---------------

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                                       21

5)   Orbitz will provide "Train the Trainer" training for NWA/E-Travel Experts.

     ORBITZ will offer a set hour commitment of training. Beyond that amount will be billed at [***]. Please advise `set' hour commitment before we can agree to this. Orbitz will provide 10 days of training as part of this agreement. A portion of the training will be for customer service personnel, and a portion will be more technical, and geared toward the staff that will administer and maintain the content of the site. The exact split between customer service training and technical training will be agreed upon between Orbitz and NWA.

6) ORBITZ will provide NW with any documentation prior to the Initial release and any subsequent upgrades.

STATISTICAL DATA ORBITZ will make the following requested statistical information available to Northwest:

NWA can access the databases via BRIO to access this Information directly. ORBITZ will not perform any specific development on these items.

Booking information for Air, Car, Hotel and any other travel product.

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

          [***]

2.   Account/Look to Book information

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                                       22

[***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

     -    [***]

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

TEXT CHANGES AND BRANDING

TEXT CHANGES

ORBITZ and Northwest Requirements

1) ORBITZ will provide NW with the ability to make text changes to adminable fields only.

BRANDING

The booking engine will be developed to match the look & feel" of nwa.com as it exists at the date of this SOW. Branding of NWA.com will be provided. ORBITZ/NWA need to agree on definition of `look and feel.'

NORTHWEST REQUIREMENTS

1)   Help section

     a.   Frequently Asked Questions

2) NW Headers, footers, desired logos would be provided to ORBITZ by NW. Northwest may provide links to nwa.com products, to be Included in the header and/or footer.

3) NW will have the ability to customize verbiage on interim screens seen by customers when processing Is in progress if these screens are used on the site (i.e.; Searching through thousands of records to find the best options...).

CAPACITY & DATA STORAGE

CAPACITY

Capacity requirements are to be determined. NWA wilt send volume forecasts to ORBITZ.

ORBITZ needs the following information from NW:

     Current maximum number of concurrent users that ORBITZ will need to support Number of bookings per day / week generated by current product Twelve (12) month projection for both concurrent users and booking totals

DATA STORAGE

ORBITZ will provide the following to NW:

[***]

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ORBITZ needs the following information from NW:

     Test data extract from the legacy schema for planning purposes.

     A set of extracts from the legacy database according to a strict schedule as part of the testing and deployment process.

     An escalation procedure with NW to assist ORBITZ through any data questions that may develop.

DELIVERABLES

ORBITZ

1.   Project Plan

2.   Change Management Process Definition

3.   Roles & Responsibilities Definition

4.   Mockups of the site

5.   Website as specified in this document

NORTHWEST AIRLINES

Detailed Requirements:

1. Documentation detailing any PNR formatting requirements missing from this SOW

2.   Documentation detailing confirmation email formatting requirements

3.   User Acceptance Test Plan

4.   All documentation for [***]required to implement this product

5. Additional detailed requirements for each feature outlined in this document to be provided by NW as needed.

Web Design:

1.   Site graphics

2.   All static text to be displayed on the site in HTML format

3.   FAQ text in HTML format

Test Data:

1.   [***]

2.   [***]

3.   [***]

4.   [***]

5.   [***]

6.   [***]

Configuration:

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                                       25

1.   All configuration Information for each POS

2. All other configuration Information for the site. ORBITZ will advise NWA what Is needed.

Other:

1.   Expected volume for the site

2.   Maximum number of Concurrent users site should support

3.   Expected number of registered users for the site

4.   Database schema for current profile database

5.   Sample data from current profile database for testing

6.   All data from current profile database

ASSUMPTIONS

All functionality described in this document can be performed in WORLDSPAN's [***]. ORBITZ will insure that the SIDs are set up correctly with the appropriate permissions in the timeframe specified In the project plan. (With assistance from NWA as required to interact with Worldspan on this item).

ORBITZ will provide deliverables to NWA in the timeframe specified in the Schedule. NWA will provide deliverables to ORBITZ in the timeframe specified in the Schedule. There will be no significant deviations from the volume projections to be provided by NWA. Northwest will provide sufficient resources to execute customer acceptance testing in the timeframe specified In project plan.

Once Northwest signs off on customer acceptance testing, the site will be considered implemented by ORBITZ.

After all Phase 1 cutover critical items have been resolved# and the site is stable and within SLA, notwithstanding customer sign-off, nwa.com will be considered implemented.

User profiles will be migrated to ORBITZ using ORBITZ's user profile upload template, in a data format readily usable by ORBITZ. Please refer to project assumptions for more information on this item.

ORBITZ ASSUMPTIONS

The following assumptions are not intended to describe functionality. It is intended to clarify ORBITZ assumptions around a subsection of the functionality. It's here to provide a stable point for the sake of estimation.

     Data Migration

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                                       26

          - The quality of [***] and degree of support will directly impact ORBITZ ability to port any member data to the new site.

          - Specific needs currently include: password deciphering and itinerary information Reporting

          - All reporting needs will be supported by a data warehouse supplied by Orbitz that work with Brio. Any and all Brio setup costs are outside the scope of this engagement.

Administration

Orbitz is presently implementing a long-term customer service strategy, which includes new products and tools to develop a host agnostic access environment and contact management, administrative, and workflow tools integrated into a customer service agent portal. NWA.com will be enabled with the necessary tools to duplicate the level of administrative features currently present on NWA.com. and be provided with the option to integrate additional customer service tools as they become available. The administrative platform includes, but is not limited to the following features.

     - Administrative and Customer Service Platform: Orbitz will provide the technical platform, and interface tools necessary to provide access to NWAs Primary GDS in order to create graphical workflows to facilitate administration and customer service management

     - CSR Interface: Customer service representatives will be able to log in to the system as a [***] in order to assist in website issues, manage the NWA.com bookings, access and manage profile and preference information, and [***]. This login will enable them to use the site as that [***].

     - System admin: Oribtz will also provide the ability to add/delete customer service representative id's and user deactivation.

     - Contact Management: Orbitz will provide a contact management tool in order to facilitate the initial contact with the NWA.com customer to manage all NWA.com Look-up Functions and Historical Features.

Kinetics Licensing

     - As Orbitz is using Kinetics to power some of the items stated above. Northwest will pick up any incremental license fee cost associated with K-Term, Kinetic Worldspan DIR gateway and specific product licenses, where applicable, or negotiate directly with Kinetics.

Host setup

--------

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Northwest will pay all SID setup charges.

Subsequent Phase Items

     - Subsequent Phase Items will be introduced as ORBITZ develops items for Orbitz.com.

     - Items in the development queue are noted and when a timeline for launch is known, will be provided to NWA.

     - Items that are un-noted either require significant development and/or more definition to truly determine effort and timing.

FUNCTIONALITY OF SUBSEQUENT PHASES

The following features will be developed In the future by Orbitz and available for use by Northwest at no additional Cost:

     a.   Car and hotel reservations for Canada point of sale.

     b. Administrative functions identified in the table an pages 18 and 19 of this Statement of Work.

The additional features listed below will be offered to NWA in accordance With Orbitz release schedule, as defined in Exhibit D IV `Update and New Releases'.

     (a)  ORBITZ will provide a feature that would allow customers to [***].

     (b)  The site will be wireless enabled using ORBITZ's wireless framework.

     (c)  ORBITZ will provide Northwest customers with a travel arranger option.

--------

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                       CONFIDENTIAL               Page 22

                                    EXHIBIT B

                                 CHANGE REQUEST


Scope Change Request

1      Title:


2      Requested By:


3      Status: Unapproved, Approved, Rejected, or Implemented.


4      Business Need Detail:


5      Impact on Project:


6      Impact on Schedule:

7      Deliverables Impacted:


8      Approvals:


NORTHWEST AIRLINES, INC.                           ORBITZ LLC


By:                                                By:
     -------------------------------------              -------------------------------------

Name:                                              Name:
       -----------------------------------                -----------------------------------

Title:  Relationship Manager                       Title:  Relationship Manager

Date:                                              Date:
       -------------------------------------              -----------------------------------


                       CONFIDENTIAL               Page 23

                                    EXHIBIT C

                                    SCHEDULE


------------------------------------------------------ -------------- --------------
SITE MODULE                                                ORBITZ          NWA
                                                          TURNOVER      TURNOVER
------------------------------------------------------ -------------- --------------
Home Page                                                   3/7/2002       4/4/2002
------------------------------------------------------ -------------- --------------
Login                                                       3/7/2002       4/4/2002
------------------------------------------------------ -------------- --------------
Car Booking                                                 3/7/2002       4/4/2002
------------------------------------------------------ -------------- --------------
Hotel Booking                                              3/11/2002       4/8/2002
------------------------------------------------------ -------------- --------------
Registration                                               3/18/2002      4/15/2002
------------------------------------------------------ -------------- --------------
Flight Booking                                              4/8/2002       5/6/2002
------------------------------------------------------ -------------- --------------
MyStuff                                                    4/22/2002      5/20/2002
------------------------------------------------------ -------------- --------------

------------------------------------------------------ --------------
TASK
                                                           FINISH
------------------------------------------------------ --------------
Legacy data migration                                       4/1/2002
------------------------------------------------------ --------------
All site code complete                                     5/30/2002
------------------------------------------------------ --------------
Admin features complete                                    5/30/2002
------------------------------------------------------ --------------
Train the Trainer Training                                 6/10/2002
------------------------------------------------------ --------------
Help pages complete                                         7/2/2002
------------------------------------------------------ --------------
Integration test ends/Beta begins                          7/16/2002
------------------------------------------------------ --------------


                       CONFIDENTIAL               Page 24

                                    EXHIBIT D

                                      FEES

I.   Pre-Launch Development Fees:

Airline will pay Orbitz a fixed fee of $[***] for Pre-Launch Development services described above. Payments will be made on the following payment schedule:

      ------------------ ------------------ ----------------------------------------
      PAYMENT            AMOUNT

      NUMBER             DUE                       PAYMENT DUE BY:
      ------------------ ------------------ ----------------------------------------
             [***]       $[***]                    [***]
      ------------------ ------------------ ----------------------------------------
             [***]       $[***]                    [***]


      ------------------ ------------------ ----------------------------------------
             [***]       $[***]                    [***]
      ------------------ ------------------ ----------------------------------------
             [***]       $[***]                    [***]
      ------------------ ------------------ ----------------------------------------
             [***]       $[***]                    [***]
      ------------------ ------------------ ----------------------------------------
             [***]       $[***]                    [***]
      ------------------ ------------------ ----------------------------------------


[***]

II.  Hosting and Support Fees:

Airline will pay Orbitz transaction fees based on the following transaction pricing schedule per Ticket:

     o $[***] per transaction for the 1st [***] Tickets per 12-month period from the Launch Date
     o $[***] per transaction for the next [***] Tickets per 12-month period from the Launch Date
     o $[***] per transaction for the next [***] Tickets per 12-month period from the Launch Date
     o $[***] per transaction for the next [***] Tickets per 12-month period from the Launch Date
     o $[***] per transaction for the next [***] Tickets per 12-month period from the Launch Date
     o $[***] per transaction for Tickets in excess of [***] per 12-month period from the Launch Date
     o The pricing schedule will be effective on the Launch Date. Upon the successful full launch of the Orbitz Software, Airline will pay ORBITZ a minimum transaction fee of $[***] per month, regardless of the number of Tickets actually processed during the month.
     o For the avoidance of doubt, the transaction pricing schedule set forth above shall not apply to hotel and car reservation services offered through the Website unless Northwest exercises its option under Section

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separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                       CONFIDENTIAL               Page 25

          5.5(a) of the Agreement to provide such reservation services. In the event Airline exercises its option under Section 5.5(b) of the Agreement to offer the air transportation services of Other Airlines for sale through the Website, the transaction pricing schedule set forth above shall apply to Other Airline tickets sold through the Website.

III. Airline-Specific Development Service Fees

Hourly rates for post launch development provided pursuant to Change Requests during the term of this Agreement:

o    Post launch development, revisions, etc. of Orbitz Software:     $[***] per hour

o    Post launch development, revisions,  etc. of Custom Material:    $[***] per hour



IV.  Updates and New Releases.

During the term of this Agreement, Orbitz will provide Airline with regular bug-fixes and releases of the Orbitz Software at no additional charge. Customization of a release for Airline will be treated as a Change Request at the $[***] per hour post launch development rate. Orbitz will provide Airline at least 30 days prior written notice of any releases, outlining the details of each such release.

-------------------------
          *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                       CONFIDENTIAL               Page 26

                                    EXHIBIT E

                              RELATIONSHIP MANAGERS


o The Relationship Manager for Orbitz will be Ellen Lee. The Alternate Relationship Manager will be Kerri Zeil.

o The Relationship Manager for Airline will be Brian Ficek. The Alternate Relationship Manager will be Chris Mausolf.


                       CONFIDENTIAL               Page 27

                                    EXHIBIT F

                             SERVICE LEVEL AGREEMENT


                               A. HOSTING SERVICES

1.       GENERAL DEFINITIONS.

         "Expected Hosting and Support Fee" means, for each Service Level Period, the aggregate amount of Hosting and Support Fees that would be payable to Orbitz by Airline if [***].

         "Expected Ticket Volume" means, for each month during the Term, the number of Tickets as calculated in accordance with Section A(2) of this Exhibit.



         "Monthly System Availability Commitment" means, for each calendar month, the number of minutes (expressed as a percentage) during such month that the Orbitz Software operates in accordance with its Specifications, excluding Excluded Hours Unavailable (as defined in Section A(3)(d) of this Exhibit). The Monthly System Availability Commitment will be determined in accordance with Section A(3)(b) of this Exhibit.

     "Service Level Period" will mean (i) with respect to the first contract year, the twelve-month period commencing on the Launch Date, and (ii) with respect to each contract year thereafter, each subsequent twelve-month period that Orbitz is obligated to provide the Hosting Services.

     "System Response Time" will mean the total elapsed time from initiating a booking engine service call/request to the receipt of the corresponding response attributed to the Orbitz Software.



2.       EXPECTED TRANSACTION VOLUME

         (a) Sixty (60) days in advance of the Launch Date with respect to the initial Service Level Period and thereafter, sixty (60) days prior to the beginning of each Service Level Period, Airline will provide Orbitz with a forecast of the Expected Ticket Volumes by month for the upcoming Service Level Period.

         (b) If the actual Ticket volume exceeds [***]% of the Expected Ticket Volume for any particular calendar month and the Monthly System Availability is adjusted pursuant to Section A(3)(g) of this Exhibit, the parties may mutually agree to prospectively adjust the forecast of Expected Ticket Volumes for the upcoming months, based on historical data and anticipated events.


-------------------------
          *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                       CONFIDENTIAL               Page 28

         (c) Notwithstanding the foregoing, at least every six months, the parties will review the Expected Ticket Volume trend and may mutually agree to prospectively adjust the forecast of Expected Ticket Volumes for the upcoming months, based on historical data and anticipated events.



3.       SYSTEM AVAILABILITY

     (a) Monthly System Availability shall be defined using the following formula.

             [***]


     Where   AP = Availability Percentage
             MM = Total minutes in a given month
             EMU = Actual Excluded Minutes Unavailable (or the fraction thereof) MU = Total Minutes Unavailable (or the fraction thereof)

     (b) Monthly System Availability Commitment. Monthly System Availability Commitment is defined as [***]% for each contract year.

     (c) Minutes Unavailable. Minutes Unavailable shall be calculated from earlier of: (i) the time an Orbitz Trouble Ticket is opened that the Orbitz Software is unavailable or (ii) the time Orbitz is notified that the Orbitz Software is not operating according to Specifications or (iii) the time that the Orbitz Software is unavailable, and ends when the Orbitz Software is restored to the extent that the system is operating substantially in conformance to Specifications.

     (d) Excluded Minutes Unavailable. Minutes Unavailable shall not include minutes in which the Orbitz Software is unavailable due to (i) Scheduled Downtime, (ii) failure of software, hardware, middleware or systems which are necessary for the delivery of the Orbitz Software but which are not provided and controlled by Orbitz or its Subcontractors, including, but not limited to, 3rd party networks; outages attributable to the guaranteed time to repair software, hardware, middleware or systems afforded to Orbitz's Subcontractors, Airline's third party computerized reservation system provider's ("CRS") hardware, middleware, software, or systems; availability of the World Wide Web; software owned or licensed by Airline connected to Orbitz Software; or any Orbitz Software modified by Airline.

     (e) Scheduled Downtime. Inaccessibility of the Orbitz Software as part of the Website for normal maintenance or upgrades of the Orbitz network or its Subcontractor's network, equipment and systems ("Scheduled Downtime") will occur during Orbitz's or its Subcontractor's regularly scheduled maintenance window, which Orbitz or its Subcontractor may, in its or their reasonable discretion, adjust to best serve the needs of its network and customer base. Maintenance windows are currently defined as Mondays and Saturdays, 1 a.m. - 3 a.m. local data center time and 11 p.m. Saturdays to 5 a.m. Sundays Pacific Time. Scheduled Downtime that violates the foregoing requirements will violate the Monthly System Availability Commitment. The parties agree that there shall be no Scheduled Downtime unless such Scheduled Downtime is mutually agreed to in writing by the parties, with such consent not to be unreasonably withheld.


-------------------------
          *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                       CONFIDENTIAL               Page 29

     (f) Airline will use commercially reasonable efforts to provide Orbitz with at least two (2) days advance notification of any Airline-initiated promotional events that are expected to create a significant increase Ticket volume.

     (g) [***].

     (h) Service Availability Credits. If Orbitz fails to meet the Monthly System Availability Commitment after the Service Level Period commences, Orbitz will credit Airline a prorated amount of the Hosting and Support Fee ("Hosting Credit"), calculated as follows: Airline will be entitled to receive a credit equal to [***] percent ([***]%) of the applicable monthly Hosting and Support Fee for each [***] percent ([***]%) the Service Level falls below the Monthly System Availability Commitment. Such Hosting Credits may be deducted from the invoice for the next installment of the Hosting and Support Fee or, if there is no subsequent installment due, Orbitz will refund to Airline the amount of such Hosting Credits that have not been applied to invoices, subject to the limitation set forth in Section C(1) of this Exhibit F.


4.       SYSTEM RESPONSE

         (a) Orbitz will be responsible for System Response Time; provided, however, Orbitz will not be responsible for System Response Time in the event that System Response Time is adversely impacted by factors, occurrences or circumstances beyond the control of Orbitz. Such factors, occurrences and circumstances that are deemed to be beyond the control of Orbitz include, but are not limited to, 3rd party networks; CRS system response and outages attributable to the guaranteed time to repair software, hardware, middleware or systems afforded to Orbitz's Subcontractors. Orbitz shall include detailed information as to delays attributed to Orbitz, CRS and other causes outside the control of Orbitz in the monthly System Availability and Performance Report set forth in Section B(4) of this Exhibit.

         (b) Orbitz will provide System Response Time within acceptable limits for at least [***]% of all booking engine service calls/requests. The specific metric for measuring System Response Time will be determined based on [***] months of response time data and the metric shall be set as a result of looking at [***] standard deviations from the mean of this data.

         (c)      The "System Response Time Commitment" shall [***].

         (d) System Response Time Credit. For each month that Orbitz fails to achieve at least [***]% performance at such System Response Time Commitment, Airline shall receive a credit of $[***] subject to the limitation set forth in Section C(1) of this Exhibit.

         (e) If the actual Ticket volume exceeds [***]% of the Expected Ticket Volume for any calendar month, the value of the System Response Time Commitment will be increased by [***] percent ([***]%) for each [***] percent ([***]%) increment (or portions thereof) that the actual Ticket volume exceeds [***]% of the Expected Ticket Volume.

[***]


-------------------------
          *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                       CONFIDENTIAL               Page 30

B. SUPPORT SERVICES

1.       SERVICE DESCRIPTION

         (a) First Level Support. Airline shall be responsible for providing all 1st level support to consumers using the Software for purposes of investigating or booking travel and travel related services. Airline shall be responsible for determining if any of Airline's own software, hardware, backend systems, middleware or systems are responsible for any consumer problems or error reports prior to contacting Orbitz.

         (b) Second Level Support. Orbitz shall be responsible for providing all 2nd level support. This refers to the support provided for facilities management, maintenance and hosting services required to operate the Orbitz Software.

         (c) Third Level Support. Orbitz shall be responsible for providing all 3rd level support. This refers to the support provided for Software modifications or functionality issues.

         (d) Airline Single Point of Contact (SPOC). Airline will provide a SPOC for Orbitz to contact in the case of outage or downtime or status change. The Airline SPOC will be available twenty-four hours, seven days per week by phone and/or pager. Airline will also provide escalation procedures should the Airline SPOC be unavailable.

         (e) Orbitz Single Point of Contact (SPOC). Orbitz will provide a SPOC for Airline to contact in the case of outage or downtime. The SPOC will be available twenty-four hours, seven days per week by phone and/or pager. Orbitz will also provide escalation procedures should the Orbitz SPOC be unavailable.

         (f) Trouble Ticket. Orbitz will create a Trouble Ticket in response to system abnormalities. Each Trouble Ticket shall contain:

                  (i)      Trouble Ticket reference number.
                  (ii) A description of the problem or interruption or degradation of the Hosting and Support Services, (each a "Service Problem") sufficient to assign a severity level and initiate an investigation of the Service Problem.
                  (iii) A description of any actions taken by Airline to correct the reported Service Problem.
                  (iv)     The time and date of the call.
                  (v)      Source of Service Problem report
                  (vi) An initial severity level designation assigned by Orbitz based upon agreed upon Severity Level Definitions

         (g) Resolution Categories. For each Trouble Ticket, Orbitz will assign a resolution category for its internal tracking purposes. Initial problem categories are as follows:

         CODE CHANGE: revised source code is required and a patch kit will be made available to Airline.

         DUPLICATE: the problem is a duplicate of an existing one.

         DOCUMENTATION: the relevant Documentation is in error and no source code change is needed.


                       CONFIDENTIAL               Page 31

         USE: the problem was caused by incorrect usage.

         PERMANENT RESTRICTION: the problem can be traced to a problem in the Orbitz Software that cannot be corrected in this version.

         SUGGESTION: the Orbitz Software is operating to specification and the reported problem is an enhancement or a (non-compliant) suggested change.

         CONFIGURATION: the problem has been caused by use of the Orbitz Software on an unsupported or invalid configuration.

         THIRD PARTY ERROR: the Orbitz Software is operating to specification and the reported problem is due to an uplink error and/or 3rd party outside of Orbitz's direct control.

         (f) Severity Level Classification. The severity level of each reported problem will be classified in accordance with the following definitions:


---------- ---------------------------------------------------------- -----------------------------------------
 SEVERITY                       DESCRIPTION                                         SERVICE LEVEL
  LEVEL
---------- ---------------------------------------------------------- -----------------------------------------
    1      Critical Impact.  The problem or defect in the Orbitz      Notification within [***]; commitment
           Software or degradation of Hosting Services cannot be      to identify and implement steps to fix
           reasonably circumvented, rendering the Orbitz Software     and to use commercially reasonable
           unusable, including, but not limited to the inability to   efforts to fix within [***].  Orbitz
           price or book a Ticket                                     shall provide Airline with hourly
                                                                      updates as to its progress until the
                                                                      problem or defect is cured.

---------- ---------------------------------------------------------- -----------------------------------------
    2      High Impact.  As mutually agreed to by the parties for     Notification within [***]; commitment
           each reported problem:  An error or defect in the Orbitz   to identify and implement steps to fix
           Software has caused incorrect results; and/or System       and to use commercially reasonable
           Response Time is greater than 3 times the agreed upon      efforts to fix within [***].
           System Response Time Commitment; and/or a specific
           function has been interrupted, significantly restricting
           the use of the Orbitz Software, but not rendering the
           Orbitz Software unusable

---------- ---------------------------------------------------------- -----------------------------------------
    3      Moderate Impact.  An error or defect in the Orbitz         Notification within [***]; commitment
           Software that has caused unexpected behavior or a minor    to identify and implement steps to fix
           error where use of the Orbitz Software is not              and to use commercially reasonable
           interrupted, but unexpected results have occurred.         efforts to fix within [***], with daily
                                                                      updates.

---------- ---------------------------------------------------------- -----------------------------------------


-------------------------
          *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                       CONFIDENTIAL               Page 32


---------- ---------------------------------------------------------- -----------------------------------------
    4      Low Impact or Request for Enhancement.  The parties        As mutually agreed.
           agree that the problem encountered requires new
           functionality or an enhancement to be added to the
           existing Orbitz Software.

---------- ---------------------------------------------------------- -----------------------------------------


         (h)      Resolution by Orbitz.

                  (i) Orbitz will use its commercially reasonable efforts to provide a Resolution to each problem, within the specified time periods above. The Airline SPOC will use reasonable efforts to assist the Orbitz SPOC to resolve the problem if problem determination is unclear and impacts the resolution time frames noted.

                  (ii) Orbitz will use commercially reasonable efforts to meet the resolution times (depending on the Severity Level) set forth above with respect to acknowledging, formulating an action plan and resolving such problems by contacting the Airline SPOC through e-mail, telephone, fax or other reliable means of communication. Orbitz will maintain a log of all incoming problems for tracking purposes. Orbitz will contact the Airline SPOC as soon as Orbitz discovers that a problem cannot be resolved in the specified time period.

                  (iii) In the event that Orbitz reasonably determines that the problem is not an error in or problem with the Orbitz Software, Orbitz will promptly notify the Airline SPOC with a detailed explanation. In the event that Orbitz provides such notice, but the Airline SPOC continues to request that Orbitz remedy the problem, Orbitz may charge Airline for such requests.


2.       NOTIFICATION BY ORBITZ

         (a) Orbitz will notify Airline of (i) any known Orbitz Software or hosted system errors; (ii) communications failures from Orbitz to the CRS host;
(iii) availability of the CRS Gateway, CRS Host, and CRS products called by the Orbitz booking engine within the time frames set forth in Section B(1)(g) of this Exhibit, depending on the Severity level of such problem. The parties agree that Orbitz does not have responsibility for resolving the CRS specific problems; however, Orbitz has the responsibility for communicating this information to Airline as specified above.


3.       ESCALATION

         In the event that a Severity Level 1 or Severity Level 2 defect or problem is not resolved within the response time listed in Section B.1.f. above, such defect or problem will be reported to the applicable Project Managers and Airline's Relationship Manager. If the Project Managers cannot agree on a resolution and defect remains unresolved for 8 hours, the defect will be reported to the Relationship Managers.

4.       REPORTING


                       CONFIDENTIAL               Page 33

Orbitz will calculate System Availability Credits and System Response Time Credits (whether or not such calculations result in a Credit due Airline) and provide a report of the results to Airline (the "System Availability and Performance Report") within 15 days after the end of each month. Airline and Orbitz will work together to develop any reports with such reports to be satisfactory to Airline, in its reasonable discretion.


C. TERMINATION OPTION AND LIMITATION OF REMEDIES


1.       LIMITATION OF REMEDIES



         In no event shall the total of System Availability Credits and System Response Time Credits (individually and collectively, a "Credit") due Airline during any month exceed the value of [***] percent ([***]%) of the Hosting and Support Fee for such month. Further, in no event shall the total of Credits due Airline during any Service Level Period exceed the value of [***] percent ([***]%) of the Expected Hosting and Support Fee during that Service Level Period. Each such Credit owed Airline will be calculated within 15 days after each month of the Service Level Period and applied to the next invoice or scheduled payment or, if there is no subsequent installment due, Orbitz will refund to Airline the amount of such Hosting Credits that have not been applied to invoices.


-------------------------
          *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                       CONFIDENTIAL               Page 34

                                    EXHIBIT G

                            NON-DISCLOSURE AGREEMENT




                       CONFIDENTIAL               Page 26

                           CONFIDENTIALITY AGREEMENT

         This Confidentiality Agreement (this "Agreement"), is made this 6th day of March, 2000, by and between DUNC, LLC, a Delaware limited liability company (the "COMPANY") and NORTHWEST AIRLINES, INC., a Minnesota corporation ("INVESTOR"). Capitalized terms used and not defined herein shall have the meanings set forth in the LLC Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Investor has entered into a Subscription Agreement of even date herewith pursuant to which it will its purchase membership interests in the Company and become a member of the Company; and

         WHEREAS, the Investor previously entered into that certain Limited Liability Company Agreement of the Company, dated as of February 9, 2000 (the LLC Agreement"), pursuant to which the Company was formed with Investor as one of the Initial Members:

         WHEREAS, in connection with the conduct of the Company's operations, each of the Company and Investor (each a "Party" and, collectively, the "Parties") may disclose certain confidential and proprietary information regarding the conduct of each Party's respective business activities; and

         WHEREAS, the Parties desire to provide appropriate protection for the exchange of such confidential and proprietary information and to establish the terms under which such information shall be disclosed.

         NOW THEREFORE, in consideration of the premises, covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby agree, as follows:

         1.    CONFIDENTIAL INFORMATION. Confidential Information shall mean:

               (a) any data or information that is supplied by either Party (which will be deemed to include, in the case of the Company, any data or information with respect to any Member of the Company supplied by the Company or such Member to the Investor in connection with the operation of the Company or the performance of any obligation, or the exercise of any rights, under the LLC Agreement or any Related Agreement), including by its Affiliates (the "DISCLOSING PARTY"), or the agents, employees, authorized representatives or nominees thereof (such persons being referred to collectively as the REPRESENTATIVES") to the other Party including its Affiliates (the "RECEIVING PARTY") (or the Representatives of the Receiving Party) including, but not limited to, information regarding: products and services planning, marketing strategies, strategic and business plans, finance, operations, customer relationships, customer profiles, sales estimates and internal performance results relating to the past, present or future business activities of the Disclosing Party and its owners, customers, clients and suppliers;


                       CONFIDENTIAL               Page 27

               (b) any scientific or technical information, design, process, procedure, formula, or improvement that is supplied by the Disclosing Party or its Representatives to the Receiving Party or its Representatives;

               (c) all confidential or proprietary concepts, documentation. reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, information, know-how and trade secrets, whether or not patentable or subject to copyright, supplied by the Disclosing Party or its Representatives to the Receiving Party or its Representatives; and

               (d) without limitation, all documents, inventions, drawings, diagrams, specifications, bills of material, equipment, prototypes and models, and any other tangible manifestation of the foregoing supplied by the Disclosing Party or us Representatives to the Receiving Party or its Representatives.

         2. CONFIDENTIALITY OBLIGATIONS. Except as expressly authorized by prior written consent of the Disclosing Party, the Receiving Party shall:

               (a) limit access to any Confidential Information received by it solely to its Representatives who have a need to know such in connection with any current or future negotiations or arrangements between the Receiving Party and the Disclosing Party, including, without limitation in connection with the membership of the Investor in the Company and any commercial arrangements between the Investor and the Company and only for use in connection therewith. The Investor may provide access to and may disclose Confidential Information of the Company to any other Member of the Company in connection with such Member's participation as a Member of the Company. The Disclosing Party hereby consents to, and represents and warrants that it has obtained from its applicable Affiliates their consent to the use by the Receiving Party of any information received by the Receiving Party in connection with the above-referenced negotiations or arrangements;

               (b) advise its Representatives having access to the Confidential Information of the proprietary nature thereof and of the obligation set forth in this Agreement;

               (c) take appropriate action by instruction or agreement with its Representatives having access to the Confidential Information to fulfill its obligations under this Agreement;

               (d) safeguard all Confidential Information received by it using a reasonable degree of care and discretion to avoid disclosure, publication or dissemination of such Confidential Information, but not less than that degree of care and discretion used by the Receiving Party in safeguarding its own similar information or material that it does not wish to disclose, publish or disseminate; and

               (e) use all Confidential Information received by it for the purposes described in subsection (a) of this Section 2 and for no other purpose whatsoever.


                       CONFIDENTIAL               Page 28

         3. DESTRUCTION OF CONFIDENTIAL INFORMATION UPON REQUEST. Upon the request of the Disclosing Party, the Receiving Party shall (i) destroy all memoranda, notes, records, drawings, manuals, other documents or materials and any other manifestation (and all copies thereof) pertaining to or arising from the Confidential Information in any form or medium (whether written, typewritten, recorded, electronic or otherwise) and (ii) at the option of the Receiving Party, either return to the Disclosing Party or destroy the Confidential Information supplied by the Disclosing Party or its Representatives. Upon the return and/or destruction of such materials, the Receiving Party agrees to certify, in writing, that all of the foregoing materials have been destroyed or surrendered to the Disclosing Party.

         4. EXCEPTIONS TO CONFIDENTIALITY. The obligation of confidentiality and restriction on use in Section 2 hereof shall not apply to any Confidential Information that the Receiving Party proves:

               (a) was in the public domain prior to the date of this Agreement or subsequently came into the public domain other than as a result of disclosure by the Receiving Party;

               (b) was received by the Receiving Party from a third party free of any obligation of confidence of the Receiving Party to such third party; provided that such third party is not known by the Receiving Party, after reasonable diligence, to be bound by a confidentiality agreement with or other obligation of secrecy to the Disclosing Party;

               (c) was already in the possession of or known to the Receiving Party, without obligation of confidentiality, prior to receipt thereof, directly or indirectly, from the Disclosing Party;

               (d) is requested to be disclosed in a judicial or administrative law, regulation or proceeding after all reasonable legal remedies for maintaining such information in confidence have been exhausted, including, but not limited to, giving the Disclosing Party reasonable advance notice of the potential for such disclosure and allowing the Disclosing Party to seek a protective order concerning such disclosure; or

               (e) is subsequently and independently developed by employees, consultants or agents of the Receiving Party without reference to the Confidential Information of the Disclosing Party disclosed under this Agreement.

         5. RIGHTS IN CONFIDENTIAL INFORMATION. Except as specifically provided for herein, this Agreement does not confer any right, license, interest or title in, to or under the Disclosing Party's Confidential Information to the Receiving Party. No license is hereby granted to the Receiving Party, by estoppel or otherwise, under any patent, trademark, copyright, trade secret or other proprietary rights of the Disclosing Party. Title to the Disclosing Party's Confidential Information shall remain solely in the Disclosing Party.

         6. TERMINATION. This Agreement may not be terminated except following Withdrawal by the Investor pursuant to the terms of the LLC Agreement. The obligations of confidentiality and limitations on use under this Agreement shall survive termination of this Agreement for a period of five (5) years from the execution of this Agreement; PROVIDED,


                       CONFIDENTIAL               Page 29

HOWEVER, notwithstanding the term of this Agreement, any provisions hereof that by their nature extend beyond such term or termination shall remain in effect beyond such term or termination under this Section 6 until fulfilled and shall apply to either Party's successors and assigns.

         7. EQUITABLE RELIEF. Each Party agrees that money damages would not be a sufficient remedy for breach of the confidentiality and other obligations of this Agreement. Accordingly, in addition to all other remedies that each Party may have, each Party shall be entitled to specific performance and injunctive relief or other equitable relief as determined by a court of competent jurisdiction as a remedy for any breach of this Agreement. Each Party agrees to waive any requirement for a bond in connection with any such injunctive or other equitable relief.

         8. GOVERNING LAW. This Agreement and performance thereunder shall be governed by the laws of the State of Delaware, excluding its conflicts of laws rules.

         9. THIRD PARTY BENEFICIARIES. This Agreement may be enforced by any Member of the Company with respect to any information or data regarding such Member disclosed by the Investor m violation of this Agreement. Except as set forth in the preceding sentence, nothing in this Agreement shall provide any benefit to any third party or entitle any third party to any claim, cause of action, remedy or right of any kind, it being the intent of the Parties that this Agreement shall not be construed as a third party beneficiary contract.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

                                   COMPANY:

                                   DUNC, LLC

                                   By:    /s/ Michael S. Praven
                                          --------------------------------------
                                   Name:  Michael S. Praven
                                          --------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                                   INVESTOR:

                                   NORTHWEST AIRLINES, INC.

                                   By:    /s/ A.M. Lenza
                                          --------------------------------------
                                   Name:  A.M. Lenza
                                          --------------------------------------
                                   Title: Vice-President
                                          --------------------------------------


                       CONFIDENTIAL               Page 30

                                    EXHIBIT H

                        MASTER PREFERRED ESCROW AGREEMENT


                      Master Number ______________________

This agreement ("Agreement") is effective ________, 20__ among DSI Technology Escrow Services, Inc. ("DSI"), Orbitz LLC ("Depositor"), and any additional party signing the Acceptance Form attached to this Agreement ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as the parties ("parties").

A. Depositor and Preferred Beneficiary have entered or will enter into an agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the License Agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the License Agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1  --  DEPOSITS

1.1 OBLIGATION TO MAKE DEPOSIT. Upon the signing of this Agreement by the parties, including the signing of the Acceptance Form, Depositor shall deliver to DSI the proprietary technology and other materials ("Deposit Materials") required to be deposited by the License Agreement or, if the License Agreement does not identify the materials to be deposited with DSI, then such materials will be identified on Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2 IDENTIFICATION OF TANGIBLE MEDIA. Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. Exhibit B shall be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the account as required in Section 2.2 below.

1.3 DEPOSIT INSPECTION. When DSI receives the Deposit Materials and the Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection,


                       CONFIDENTIAL               Page 36

Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.6 below.

1.4 ACCEPTANCE OF DEPOSIT. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on Exhibit B, DSI will
(a) note the discrepancies in writing on Exhibit B; (b) date and sign Exhibit B with the exceptions noted; and (c) mail a copy of Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI.

1.5      DEPOSITOR'S REPRESENTATIONS. Depositor represents as follows:

a. Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

b. With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

c.       The Deposit Materials are not subject to any lien or other encumbrance;

d. The Deposit Materials consist of the proprietary technology and other materials identified either in the License Agreement or Exhibit A, as the case may be; and

e. The Deposit Materials are readable and useable in their current form or, if any portion of the Deposit Materials is encrypted, the decryption tools and decryption keys have also been deposited.

1.6 VERIFICATION. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. Preferred Beneficiary shall have the right to cause a verification of any Deposit Materials, at Preferred Beneficiary's expense. Preferred Beneficiary shall notify Depositor and DSI of Preferred Beneficiary's request for verification. Depositor shall have the right to be present at the verification. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.7 DEPOSIT UPDATES. Unless otherwise provided by the License Agreement, Depositor shall update the Deposit Materials within sixty (60) days of each release of a new version of the product which is subject to the License Agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

1.8 REMOVAL OF DEPOSIT MATERIALS. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2  -- CONFIDENTIALITY AND RECORD KEEPING


                       CONFIDENTIAL               Page 37

2.1 CONFIDENTIALITY. DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement unless prohibited by law. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any order from a court or other judicial tribunal. (See Section 7.5 below for notices of requested orders.)

2.2 STATUS REPORTS. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 AUDIT RIGHTS. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 3  --  GRANT OF RIGHTS TO DSI

3.1 TITLE TO MEDIA. Depositor hereby transfers to DSI the title to the media upon which the proprietary technology and materials are written or stored. However, this transfer does not include the ownership of the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 RIGHT TO MAKE COPIES. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

3.3 RIGHT TO TRANSFER UPON RELEASE. Depositor hereby grants to DSI the right to transfer Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with
Section 4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.

ARTICLE 4  -- RELEASE OF DEPOSIT

4.1 RELEASE CONDITIONS. As used in this Agreement, "Release Condition" shall mean those conditions set forth in Section 10.3 of the License Agreement.

4.2 FILING FOR RELEASE. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor by facsimile and overnight courier.

4.3 CONTRARY INSTRUCTIONS. From the date DSI transmits the notice requesting release of the Deposit Materials, Depositor shall have two (2) business days to deliver to DSI contrary instructions ("Contrary Instructions"). Contrary Instructions shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a


                       CONFIDENTIAL               Page 38
copy to Preferred Beneficiary by facsimile and overnight courier. After transmitting Contrary Instructions to DSI, Depositor shall have ten (10) calendar days to provide Preferred Beneficiary with material information which establishes that none of the Release Conditions have occurred ("Material Information"). A copy of the Material Information shall be simultaneously sent to DSI. If Depositor provides such Material Information to Preferred Beneficiary, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to Section 7.3 of this Agreement. Subject to Section 5.2 of this Agreement, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) dispute resolution pursuant to Section 7.3; or (c) order of a court.

4.4 RELEASE OF DEPOSIT. If DSI does not receive Contrary Instructions from the Depositor or if Depositor does not provide Material Information to Preferred Beneficiary, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expense in excess of $300 will be chargeable to Preferred Beneficiary. Upon any such release, the escrow arrangement will terminate as it relates to the Depositor and Preferred Beneficiary involved in the release.

4.5 RIGHT TO USE FOLLOWING RELEASE. Unless otherwise provided in the License Agreement, upon release of the Deposit Materials in accordance with this
Article 4, Preferred Beneficiary shall have the right to use the Deposit Materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the License Agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials.

ARTICLE 5  --  TERM AND TERMINATION

5.1 TERM OF AGREEMENT. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) DSI instructs Depositor and Preferred Beneficiary in writing that the Agreement is terminated for nonpayment in accordance with Section 5.2 or by resignation in accordance with Section 5.3. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement. If the Deposit Materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 TERMINATION FOR NONPAYMENT. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency. Any such party shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then at any time thereafter DSI shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 TERMINATION BY RESIGNATION. DSI reserves the right to terminate this Agreement, for any reason, by providing Depositor and Preferred Beneficiary with 60-days' written notice of its intent to terminate this Agreement. Within the 60-day period, the Depositor and Preferred Beneficiary may provide DSI with joint written instructions authorizing DSI to forward the Deposit Materials to another escrow company and/or agent or other designated recipient. If DSI does not receive said joint written instructions within 60 days of


                       CONFIDENTIAL               Page 39
the date of DSI's written termination notice, then DSI shall destroy, return or otherwise deliver the Deposit Materials in accordance with Section 5.4.

5.4 DISPOSITION OF DEPOSIT MATERIALS UPON TERMINATION. Subject to the foregoing termination provisions, and upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to destroy or return the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI or have been released to the Preferred Beneficiary in accordance with Section 4.4.

5.5 SURVIVAL OF TERMS FOLLOWING TERMINATION. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

a.       Depositor's Representations (Section 1.5);

b.       The obligations of confidentiality with respect to the Deposit
Materials;

c. The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has occurred prior to termination;

d.       The obligation to pay DSI any fees and expenses due;

e.       The provisions of Article 7; and

f. Any provisions in this Agreement which specifically state they survive the termination of this Agreement.

ARTICLE 6  --  DSI'S FEES

6.1 FEE SCHEDULE. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. Unless otherwise stated in this Agreement or agreed in a writing signed by DSI, Depositor will pay DSI's fees. DSI shall notify the party responsible for payment of DSI's fees at least sixty (60) days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 PAYMENT TERMS. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2.

ARTICLE 7  --  LIABILITY AND DISPUTES

7.1 RIGHT TO RELY ON INSTRUCTIONS. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI shall not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.


                       CONFIDENTIAL               Page 40

7.2 INDEMNIFICATION. Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities ("Liabilities") incurred by DSI relating in any way to this escrow arrangement unless such Liabilities were caused solely by the negligence or willful misconduct of DSI.

7.3 DISPUTE RESOLUTION. Any dispute relating to or arising from this Agreement shall be resolved by arbitration using a panel of three (3) arbitrators under the Commercial Rules of the American Arbitration Association. Three arbitrators shall be selected. The Depositor and Preferred Beneficiary shall each select one arbitrator and the two chosen arbitrators shall select the third arbitrator, or failing agreement on the selection of the third arbitrator, the American Arbitration Association shall select the third arbitrator. However, if DSI is a party to the arbitration, DSI shall select the third arbitrator. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in Chicago, Illinois, USA. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrators. Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4 CONTROLLING LAW. This Agreement is to be governed and construed in accordance with the laws of New York, without regard to its conflict of law provisions.

7.5 NOTICE OF REQUESTED ORDER. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

a.       Give DSI at least two business days' prior notice of the hearing;

b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

ARTICLE 8  --  GENERAL PROVISIONS

8.1 ENTIRE AGREEMENT. This Agreement, which includes the Acceptance Form and Exhibits described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary, Exhibit C need not be signed, and the Acceptance Form need only be signed by the parties identified therein.

8.2 NOTICES. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.


                       CONFIDENTIAL               Page 41

8.3 SEVERABILITY. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.


                       CONFIDENTIAL               Page 42

8.5 REGULATIONS. Depositor and Preferred Beneficiary are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

Orbitz LLC                             DSI Technology Escrow Services, Inc.

By:                                    By:
   ----------------------------------     ----------------------------------

Name:                                  Name:
     --------------------------------       --------------------------------

Title:                                 Title:
      -------------------------------        -------------------------------

Date:                                  Date:
     --------------------------------       --------------------------------
P01v2


                       CONFIDENTIAL               Page 43

                      PREFERRED BENEFICIARY ACCEPTANCE FORM


                         Account Number ________________


Depositor, Preferred Beneficiary and DSI Technology Escrow Services, Inc. ("DSI"), hereby acknowledge that _______________ is the Preferred Beneficiary referred to in the Master Preferred Escrow Agreement ("Agreement") effective ________, 20__ with DSI as the escrow agent and Orbitz LLC as the Depositor. Preferred Beneficiary hereby agrees to be bound by all provisions of such Agreement.





Notices and communications to          Invoices should be addressed to:
Preferred Beneficiary should
be addressed to:

Company Name:                          Company Name:
             -------------------------              -------------------------
Address:                                    Address:
        ------------------------------              -------------------------
Address:                                    Address:
        ------------------------------              -------------------------
Address:                                    Address:
        ------------------------------              -------------------------
Designated Contact:                         Contact:
                   -------------------              -------------------------
Tel:                                        Tel:
    ----------------------------------          -----------------------------
Fax:                                        P.O.# if req'rd:
    ----------------------------------                      -----------------





Orbitz LLC                             _____________________________________
ositor                                 Preferred Beneficiary

By:                                    By:
   ----------------------------------     ----------------------------------

Name:                                  Name:
     --------------------------------       --------------------------------

Title:                                 Title:
      -------------------------------        -------------------------------

Date:                                  Date:
     --------------------------------       --------------------------------



DSI Technology Escrow Services, Inc.

By: _________________________

Name: _______________________


                       CONFIDENTIAL               Page 44

Title: ______________________

Date: _______________________
P01v2

                                    EXHIBIT A

                            MATERIALS TO BE DEPOSITED

                        Account Number _________________


Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following Deposit Materials identified in License
Agreement:







Orbitz LLC                             _____________________________________
Depositor                              Preferred Beneficiary

By:                                    By:
   ----------------------------------     ----------------------------------

Name:                                  Name:
     --------------------------------       --------------------------------

Title:                                 Title:
      -------------------------------        -------------------------------

Date:                                  Date:
     --------------------------------       --------------------------------

P01v2


                       CONFIDENTIAL               Page 45

                                    EXHIBIT B

                        DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name: Orbitz LLC

Account Number: __________________________

Product Name: ____________________________      Version: _____________
(Product Name will appear as the Exhibit B Name on Account History report)

DEPOSIT MATERIAL DESCRIPTION:
Quantity   Media Type & Size   Label Description of Each Separate Item

____       Disk 3.5" or ____
____       DAT tape ____mm
____       CD-ROM
____       Data cartridge tape ____
____       TK 70 or ____ tape
____       Magnetic tape ____
____       Documentation
____       Other ______________________

PRODUCT DESCRIPTION:
Environment: _______________________________________________________________

DEPOSIT MATERIAL INFORMATION:
Is the media or are any of the files encrypted? Yes / No If yes, please include any passwords and the decryption tools. Encryption tool name________________________ Version:__________________

Hardware required: _________________________________________________________
Software required: _________________________________________________________
Other required information: ________________________________________________

I certify for Depositor that the above described Deposit Materials have been transmitted to DSI:

Signature: ________________________
Print Name: _______________________
Date: _____________________________

DSI has inspected and accepted the above materials (any exceptions are noted above):

Signature: _________________________
Print Name: ________________________
Date Accepted:______________________
Exhibit B#:_________________________

Send materials to: DSI, 9265 Sky Park Ct., Suite 202, San Diego, CA 92123
(858) 499-1600


                       CONFIDENTIAL               Page 46

                                    EXHIBIT C

                               DESIGNATED CONTACT

                        Account Number: _________________


Notices and communications              Invoices should be addressed to:
should be addressed to:

Company Name: ________________
Address: _____________________          Address: _____________________
Address: _____________________          Address: _____________________
Address: _____________________          Address: _____________________
Designated Contact: __________          Contact: _____________________
Tel: _________________________          Tel: _________________________
Fax: _________________________          P.O.# if req'rd: _____________
Email: _______________________          Email: _______________________
Verification Contact: _______________


Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.


Contracts, Deposit Materials and                      Invoice inquiries and fee
notices to DSI should be addressed:                   remittances addressed to:

DSI Technology Escrow Services, Inc.    DSI Technology Escrow Services, Inc.
Contract Administration                 Accounts Receivable
Suite 202                               P.O. Box 45156
9265 Sky Park Court                     San Francisco, CA 94145-0156
San Diego, CA 92123
Tel: (858)499-1600                      Tel: (858) 499-1636
Fax: (858)694-1919                      Fax: (858) 499-1637
Email: ca@dsiescrow.com

Date:__________________

P01v2


                       CONFIDENTIAL               Page 47